EXHIBIT 17(d)(1)
                             Most Recent Prospectus
                                       of
                          Keystone State Tax Free Fund

KEYSTONE STATE TAX FREE FUND
PROSPECTUS MAY 31, 1995
AS SUPPLEMENTED JUNE 1, 1995

  Keystone State Tax Free Fund (formerly  named Keystone  America State Tax Free
Fund) (the "FUND") is a mutual fund that currently consists of five separate series of shares evidencing interests in different portfolios of securities ("Fund(s)"): the Keystone Florida Tax Free Fund ("Florida Fund"), the Keystone Massachusetts Tax Free Fund ("Massachusetts Fund"), the Keystone New York Insured Tax Free Fund ("New York Insured Fund"), the Keystone Pennsylvania Tax Free Fund ("Pennsylvania Fund") and the Keystone Texas Tax Free Fund ("Texas Fund").

  Each of the Funds seeks the highest possible current income exempt from federal income taxes, while preserving capital. In addition, each Fund, other than the Florida Fund and the Texas Fund, also seeks to provide a maximum level of income to its shareholders that is exempt from the personal income taxes of the state for which such Fund is named.

  The Florida Fund also seeks to hold securities exempt from Florida intangible taxes. At the present time, Florida does not impose a personal income tax.

  The New York Insured Fund also seeks to hold securities exempt from New York City personal income tax.

  The Pennsylvania Fund also seeks to hold securities exempt from Pennsylvania property taxes.

  Texas does not currently impose a personal income tax. In the event Texas enacts a personal income tax, the Texas Fund will seek the highest possible current income exempt from such taxes, while preserving capital.


KEYSTONE STATE TAX FREE FUND
200 BERKELEY STREET, BOSTON, MA 02116-5034
CALL TOLL FREE 1-800-343-2898

  Each Fund invests principally in municipal obligations exempt from federal income tax and municipal obligations issued by the state for which it is named and its political subdivisions, agencies and instrumentalities. At least 80% of the municipal securities in the New York Insured Fund's portfolio will be insured as to timely payment of both principal and interest. All securities not insured by the issuer will be insured by a qualified municipal bond insurer.
Each Fund's net asset value per share will fluctuate in response to changes in the market value of its portfolio securities.

  Generally, each Fund offers three classes of shares. Information on share classes and their fee and sales charge structures may be found in each Fund's fee table, "How to Buy Shares," "Alternative Sales Options," "Contingent Deferred Sales Charge and Waiver of Sales Charges," "Distribution Plans," and "FUND Shares."

  This prospectus concisely states information about the FUND and its Funds that you should know before investing. Please read it and retain it for future reference.

  Additional information about the FUND and its Funds is contained in a statement of additional information dated May 31, 1995, as supplemented June 1, 1995, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the FUND and its Funds, write to the address or call the telephone number listed on this page.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS
                                                                        Page
  Fee Table .....................................................        3
  Financial Highlights ..........................................        8
  The FUND and Its Funds ........................................       23
  Investment Objectives and Policies ............................       23
  Investment Restrictions .......................................       27
  Risk Factors ..................................................       28
  Pricing Shares ................................................       30
  Dividends and Taxes ...........................................       31
  FUND Management and Expenses ..................................       33
  How to Buy Shares .............................................       35
  Alternative Sales Options .....................................       36
  Contingent Deferred Sales Charge and Waiver of Sales Charges ..       40
  Distribution Plans ............................................       41
  How to Redeem Shares ..........................................       42
  Shareholder Services ..........................................       44
  Performance Data ...............................................      46
  FUND Shares ....................................................      47
  Additional Information .........................................      47
  Additional Investment Information ..............................     (i)
  Exhibit A ......................................................     A-1
  Exhibit B ......................................................     B-1

                                  FEE TABLE
                        KEYSTONE FLORIDA TAX FREE FUND
    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "FUND Management and Expenses"; "How to Buy Shares", "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans"; and "Shareholder Services."

                                                             CLASS A SHARES           CLASS B SHARES           CLASS C SHARES
                                                               FRONT END                 BACK END                LEVEL LOAD
                                                              LOAD OPTION             LOAD OPTION(1)               OPTION(2)
SHAREHOLDER TRANSACTION EXPENSES                               ---------                ---------                 ---------
Sales Charge ...........................................      4.75%(3)          None                        None
  (as a percentage of offering price)
Contingent Deferred Sales Charge .......................      0.00%(4)          5.00% in the first year     1.00% in the first
  (as a percentage of the lesser of cost or market value                        declining to 1.00% in       year and 0.00%
  of shares redeemed)                                                           the sixth year and          thereafter
                                                                                0.00% thereafter
Exchange Fee (per exchange)(5) ...............                $10.00            $10.00                      $10.00

ANNUAL FUND OPERATING EXPENSES(6)
  (After Expense Reimbursements)
  (as a percentage of average net assets)
Management Fees ........................................      0.52%             0.52%                       0.52%
12b-1 Fees .............................................      0.15%             0.90%(7)                    0.90%(7)

Other Expenses .........................................      0.08%             0.08%                       0.08%
                                                              ----              ----                        ----
Total Fund Operating Expenses ..........................      0.75%             1.50%                       1.50%
                                                              ====              ====                        ====
EXAMPLES(8)                                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                                  ------       -------      -------     --------
You would pay the  following  expenses on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end of each period:
    Class A ...................................................................     $55          $70         $ 87         $136
    Class B ...................................................................     $65          $77         $102          N/A
    Class C ...................................................................     $25          $47         $ 82         $179
You  would  pay the  following  expenses  on a $1,000  investment,  assuming  no redemption at the end of each period:
    Class A ...................................................................     $55          $70         $ 87         $136
    Class B ...................................................................     $15          $47         $ 82          N/A
    Class C ...................................................................     $15          $47         $ 82         $179

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------

(1) Class B shares purchased on or after June 1, 1995 convert tax free to Class A shares after eight calendar years. See "Class B Shares" for more information.

(2) Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company, the Fund's principal underwriter.

(3) The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Alternative Sales Options."

(4) Purchases of Class A shares in the amount of $1,000,000 or more and/or purchases made by certain qualifying retirement or other plans are not subject to a sales charge, but may be subject to a contingent deferred sales charge. See "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales Charges" for an explanation of the charge.

(5) There is no fee for individual investors making exchanges over the Keystone Automated Response Line ("KARL"). (For a description of KARL, see "Shareholder Services.")

(6) Expense ratios are for the fiscal year ended March 31, 1995 after giving effect to the reimbursement by Keystone Investment Management Company ("Keystone") of expenses in accordance with certain voluntary expense limitations. Currently, Keystone has voluntarily limited expenses of Class A Shares to 0.75% of average daily net assets until December 31, 1995. Similarly, Keystone has voluntarily limited expenses of Class B and C shares to 1.50% of average daily net assets of each such class until December 31, 1995. Keystone is under no obligation to maintain these limits. Absent voluntary expense limitations, expense ratios for the fiscal year ended March 31, 1995 for the Florida Fund's Class A, B and C shares, respectively, would have been 0.95%, 1.68%, and 1.70%.

(7) Long term shareholders may pay more than the economic equivalent of the maximum front end sales charges permitted by rules adopted by the National Association of Securities Dealers, Inc. ("NASD").

(8) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual returns for the Funds may be greater or less than 5%.

                                    FEE TABLE
                     KEYSTONE MASSACHUSETTS TAX FREE FUND
    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "FUND Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans"; and "Shareholder Services."

                                                             CLASS A SHARES           CLASS B SHARES           CLASS C SHARES
                                                               FRONT END                 BACK END                LEVEL LOAD
                                                              LOAD OPTION               LOAD OPTION(1)             OPTION(2)
SHAREHOLDER TRANSACTION EXPENSES                              ---------                ---------                 ---------
Sales Charge ...........................................      4.75%(3)          None                        None
  (as a percentage of offering price)
Contingent Deferred Sales Charge .......................      0.00%(4)          5.00% in the first year     1.00% in the first
  (as a percentage of the lesser of cost or market value                        declining to 1.00% in       year and 0.00%
  of shares redeemed)                                                           the sixth year and          thereafter
                                                                                0.00% thereafter
Exchange Fee (per exchange)(5)  ........................      $10.00                      $10.00                    $10.00

ANNUAL FUND OPERATING EXPENSES(6)
  (After Expense Reimbursements)
  (as a percentage of average net assets)
Management Fees ........................................      0.55%                       0.55%                      0.55%
12b-1 Fees .............................................      0.15%                       0.90%(7)                   0.90%(7)

Other Expenses .........................................      0.04%                       0.04%                      0.04%
                                                              ----                         ----                      ----
Total Fund Operating Expenses ..........................      0.74%                       1.49%                      1.49%
                                                              ====                        ====                       ====
EXAMPLES(8)                                                                          1 YEAR     3 YEARS     5 YEARS      10 YEARS
                                                                                     ------     -------     -------      --------
You would pay the  following  expenses on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end of each period:
    Class A .....................................................................     $55         $70         $ 87         $105
    Class B .....................................................................     $65         $77         $101         N/A
    Class C .....................................................................     $25         $47         $ 81         $178
You  would  pay the  following  expenses  on a $1,000  investment,  assuming  no redemption at the end of each period:
    Class A .....................................................................     $55         $70         $ 87         $105
    Class B .....................................................................     $15         $47         $ 81         N/A
    Class C .....................................................................     $15         $47         $ 81         $178

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------

(1) Class B shares purchased on or after June 1, 1995 convert tax free to Class A shares after eight calendar years. See "Class B Shares" for more information.

(2) Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company, the Fund's principal underwriter.

(3) The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Alternative Sales Options."

(4) Purchases of Class A shares in the amount of $1,000,000 or more and/or purchases made by certain qualifying retirement or other plans are not subject to a sales charge, but may be subject to a contingent deferred sales charge. See "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales Charges" for an explanation of the charge.

(5) There is no exchange fee for individual investors making exchanges over the Keystone Automated Response Line ("KARL"). (For a description of KARL, see "Shareholder Services.")

(6) Expense ratios are estimated for the fiscal year ending March 31, 1996 after giving effect to the reimbursement by Keystone of expenses in accordance with certain voluntary expense limitations. Currently, Keystone has voluntarily limited expenses of Class A Shares to 0.75% of average daily net assets until December 31, 1995. Similarly, Keystone has voluntarily limited expenses of Class B and C shares to 1.50% of average daily net assets of each such class until December 31, 1995. The estimated ratios above assume Keystone's extension of these expense limits until March 31, 1996, which Keystone is under no obligation to do. Absent voluntary expense limitations, expense ratios for the fiscal year ending March 31, 1996 for the Massachusetts Fund's Class A, B and C shares, respectively, are projected to be 1.93%, 2.68%, and 2.68%.

(7) Long term shareholders may pay more than the economic equivalent of the maximum front end sales charges permitted by rules adopted by the National Association of Securities Dealers, Inc.

(8) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Funds may be greater or less than 5%.

                                  FEE TABLE
                   KEYSTONE NEW YORK INSURED TAX FREE FUND
    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "FUND Management and Expenses"; "How to Buy Shares", "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges", "Distribution Plans"; and "Shareholder Services."

                                                             CLASS A SHARES           CLASS B SHARES           CLASS C SHARES
                                                               FRONT END                 BACK END                LEVEL LOAD
                                                              LOAD OPTION               LOAD OPTION(1)             OPTION(2)
SHAREHOLDER TRANSACTION EXPENSES                              ---------                ---------                 ---------
Sales Charge ...........................................      4.75%(3)          None                        None
  (as a percentage of offering price)
Contingent Deferred Sales Charge .......................      0.00%(4)          5.00% in the first year     1.00% in the first
  (as a percentage of the lesser of cost or market value                        declining to 1.00% in       year and 0.00%
  of shares redeemed)                                                           the sixth year and          thereafter
                                                                                0.00% thereafter
Exchange Fee (per exchange)(5)  ........................      $10.00                      $10.00                    $10.00

ANNUAL FUND OPERATING EXPENSES(6)
  (After Expense Reimbursements)
  (as a percentage of average net assets)
Management Fees ........................................      0.55%                       0.55%                      0.55%
12b-1 Fees .............................................      0.15%                       0.90%(7)                   0.90%(7)

Other Expenses .........................................      0.04%                       0.04%                      0.04%
                                                              ----                         ----                      ----
Total Fund Operating Expenses ..........................      0.74%                       1.49%                      1.49%
                                                              ====                        ====                       ====
EXAMPLES(8)                                                                          1 YEAR     3 YEARS     5 YEARS      10 YEARS
                                                                                     ------     -------     -------      --------
You would pay the  following  expenses on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end of each period:
    Class A .....................................................................     $55         $70         $ 87         $135
    Class B .....................................................................     $65         $77         $101         N/A
    Class C .....................................................................     $25         $47         $ 81         $178
You  would  pay the  following  expenses  on a $1,000  investment,  assuming  no redemption at the end of each period:
    Class A .....................................................................     $55         $70         $ 87         $135
    Class B .....................................................................     $15         $47         $ 81         N/A
    Class C .....................................................................     $15         $47         $ 81         $178

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------

(1) Class B shares purchased on or after June 1, 1995 convert tax free to Class A shares after eight calendar years. See "Class B Shares" for more information.

(2) Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company, the Fund's principal underwriter.

(3) The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Alternative Sales Options."

(4) Purchases of Class A shares in the amount of $1,000,000 or more and/or purchases made by certain qualifying retirement or other plans are not subject to a sales charge, but may be subject to a contingent deferred sales charge. See "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales Charges" for an explanation of the charge.

(5) There is no exchange fee for individual investors making exchanges over the Keystone Automated Response Line ("KARL"). (For a description of KARL, see "Shareholder Services.")

(6) Expense ratios are estimated for the fiscal year ending March 31, 1996 after giving effect to the reimbursement by Keystone of expenses in accordance with certain voluntary expense limitations. Currently, Keystone has voluntarily limited expenses of Class A Shares to 0.75% of average daily net assets until December 31, 1995. Similarly, Keystone has voluntarily limited expenses of Class B and C shares to 1.50% of average daily net assets of each such class until December 31, 1995. The estimated ratios above assume Keystone's extension of these expense limits until March 31, 1996, which Keystone is under no obligation to do. Absent voluntary expense limitations, expense ratios for the fiscal year ending March 31, 1996 for the New York Insured Fund's Class A, B and C shares, respectively, are projected to be 1.59%, 2.35%, and 2.32%.

(7) Long term shareholders may pay more than the economic equivalent of the maximum front end sales charges permitted by rules adopted by the National Association of Securities Dealers, Inc.

(8) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Funds may be greater or less than 5%.

                                 FEE TABLE
                     KEYSTONE PENNSYLVANIA TAX FREE FUND
    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "FUND Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans"; and "Shareholder Services."

                                                             CLASS A SHARES           CLASS B SHARES           CLASS C SHARES
                                                               FRONT END                 BACK END                LEVEL LOAD
                                                              LOAD OPTION               LOAD OPTION(1)             OPTION(2)
SHAREHOLDER TRANSACTION EXPENSES                              ---------                ---------                 ---------
Sales Charge ...........................................      4.75%(3)          None                        None
  (as a percentage of offering price)
Contingent Deferred Sales Charge .......................      0.00%(4)          5.00% in the first year     1.00% in the first
  (as a percentage of the lesser of cost or market value                        declining to 1.00% in       year and 0.00%
  of shares redeemed)                                                           the sixth year and          thereafter
                                                                                0.00% thereafter
Exchange Fee (per exchange)(5)   .......................      $10.00            $10.00                      $10.00

ANNUAL FUND OPERATING EXPENSES(6)
  (After Expense Reimbursements)
  (as a percentage of average net assets)
Management Fees ........................................      0.54%             0.54%                       0.54%
12b-1 Fees .............................................      0.15%             0.90%(7)                    0.90%(7)

Other Expenses .........................................      0.06%             0.06%                       0.06%
                                                              ----              ----                        ----
Total Fund Operating Expenses ..........................      0.75%             1.50%                       1.50%
                                                              ----              ----                        ----
                                                              ----              ----                        ----
EXAMPLES(8)                                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                                  ------       -------      -------     --------
You would pay the  following  expenses on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end of each period:
    Class A ...................................................................     $55          $70         $ 87         $136
    Class B ...................................................................     $65          $77         $102          N/A
    Class C ...................................................................     $25          $47         $ 82         $179
You  would  pay the  following  expenses  on a $1,000  investment,  assuming  no redemption at the end of each period:
    Class A ...................................................................     $55          $70         $ 87         $136
    Class B ...................................................................     $15          $47         $ 82          N/A
    Class C ...................................................................     $15          $47         $ 82         $179

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------

(1) Class B shares purchased on or after June 1, 1995 convert tax free to Class A shares after eight calendar years. See "Class B Shares" for more information.

(2) Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company, the Fund's principal underwriter.

(3) The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Alternative Sales Options."

(4) Purchases of Class A shares in the amount of $1,000,000 or more and/or purchases made by certain qualifying retirement or other plans are not subject to a sales charge, but may be subject to a contingent deferred sales charge. See "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales Charges" for an explanation of the charge.

(5) There is no fee for individual investors making exchanges over the Keystone Automated Response Line ("KARL"). (For a description of KARL, see "Shareholder Services.")

(6) Expense ratios are for the fiscal year ended March 31, 1995 after giving effect to the reimbursement by Keystone of expenses in accordance with certain voluntary expense limitations. Currently, Keystone has voluntarily limited expenses of Class A Shares to 0.75% of average daily net assets until December 31, 1995. Similarly, Keystone has voluntarily limited expenses of Class B and C shares to 1.50% of average daily net assets of each such class until December 31, 1995. Keystone is under no obligation to maintain these limits. Absent voluntary expense limitations, expense ratios for the fiscal year ended March 31, 1995 for the Pennsylvania Fund's Class A, B and C shares, respectively, would have been 1.05%, 1.80%, and 1.80%.

(7) Long term shareholders may pay more than the economic equivalent of the maximum front end sales charges permitted by rules adopted by the National Association of Securities Dealers, Inc. ("NASD").

(8) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual returns for the Funds may be greater or less than 5%.

                                    FEE TABLE
                         KEYSTONE TEXAS TAX FREE FUND

    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "FUND Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans"; and "Shareholder Services."

                                                             CLASS A SHARES           CLASS B SHARES           CLASS C SHARES
                                                               FRONT END                 BACK END                LEVEL LOAD
                                                              LOAD OPTION               LOAD OPTION(1)             OPTION(2)
SHAREHOLDER TRANSACTION EXPENSES                              ---------                ---------                 ---------
Sales Charge ...........................................      4.75%(3)          None                        None
  (as a percentage of offering price)
Contingent Deferred Sales Charge .......................      0.00%(4)          5.00% in the first year     1.00% in the first
  (as a percentage of the lesser of cost or market value                        declining to 1.00% in       year and 0.00%
  of shares redeemed)                                                           the sixth year and          thereafter
                                                                                0.00% thereafter
Exchange Fee (per exchange)(5)  ........................      $10.00            $10.00                      $10.00

ANNUAL FUND OPERATING EXPENSES(6)
  (After Expense Reimbursements)
  (as a percentage of average net assets)
Management Fees ........................................      0.55%             0.55%                       0.55%
12b-1 Fees .............................................      0.15%             0.90%(7)                    0.90%(7)

Other Expenses .........................................      0.05%             0.05%                       0.05%
                                                              ----              ----                        ----
Total Fund Operating Expenses ..........................      0.75%             1.50%                       1.50%
                                                              ====              ====                        ====
EXAMPLES(8)                                                                 1 YEAR         3 YEARS        5 YEARS      10 YEARS
                                                                            ------         -------        -------      --------
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each period:
    Class A ............................................................      $55            $70           $ 87        $136
    Class B ............................................................      $65            $77           $102         N/A
    Class C ............................................................      $25            $47           $ 82        $179
You would pay the following expenses on a $1,000 investment, assuming no redemption at the end of each period:
    Class A ............................................................      $55            $70           $ 87        $136
    Class B ............................................................      $15            $47           $ 82         N/A
    Class C ............................................................      $15            $47           $ 82        $179

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------

(1) Class B shares purchased on or after June 1, 1995 convert tax free to Class A shares after eight calendar years. See "Class B Shares" for more information.

(2) Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company, the Fund's principal underwriter.

(3) The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Alternative Sales Options."

(4) Purchases of Class A shares in the amount of $1,000,000 or more and/or purchases made by certain qualifying retirement or other plans are not subject to a sales charge, but may be subject to a contingent deferred sales charge. See "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales Charges" for an explanation of the charge.

(5) There is no exchange fee for individual investors making exchanges over the Keystone Automated Response Line ("KARL"). (For a description of KARL, see "Shareholder Services.")

(6) Expense ratios are for the fiscal year ended March 31, 1995 after giving effect to the reimbursement by Keystone of expenses in accordance with certain voluntary expense limitations. Currently, Keystone has voluntarily limited expenses of Class A Shares to 0.75% of average daily net assets until December 31, 1995. Similarly, Keystone has voluntarily limited expenses of Class B and C shares to 1.50% of average daily net assets of each such class until December 31, 1995. Keystone is under no obligation to maintain these limits. Absent the voluntary expense limitations, expense ratios for the fiscal year ended March 31, 1995 for the Texas Fund's Class A, B and C shares, respectively, would have been 2.57%, 3.36%, and 3.28%.

(7) Long term shareholders may pay more than the economic equivalent of the maximum front end sales charges permitted by rules adopted by the National Association of Securities Dealers, Inc. ("NASD").

(8) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Funds may be greater or less than 5%.

                            FINANCIAL HIGHLIGHTS
                        KEYSTONE FLORIDA TAX FREE FUND
                                CLASS A SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.


                                                                                            DECEMBER 28,
                                                                                                1990
                                                        YEAR ENDED MARCH 31,               (COMMENCEMENT OF
                                              -------------------------------------------   OPERATIONS) TO
                                               1995        1994        1993        1992     MARCH 31, 1991
                                              -------     -------     -------     -------  ----------------
NET ASSET VALUE BEGINNING OF PERIOD .......  $10.2900    $10.9400    $10.4300    $10.1700     $10.0000
                                             --------    --------    --------    --------     --------
Income from investment operations
 Investment income -- net .................    0.5576      0.5828      0.6067      0.7230       0.1806
Net gain (loss) on investments and futures
  contracts ...............................    0.0734     (0.4400)     0.6414      0.3000       0.1700
                                             --------    --------    --------    --------     --------
Total income from investment operations ...    0.6310      0.1428      1.2481      1.0230       0.3506
                                             --------    --------    --------    --------     --------
Less distributions from:
Investment income -- net                      (0.5637)    (0.5817)    (0.6067)    (0.7230)     (0.1806)
In excess of investment income -- net(3) ..   (0.0273)    (0.0511)    (0.0314)          0            0
Realized gain on investments -- net .......         0     (0.1600)    (0.1000)    (0.0400)           0
                                             --------    --------    --------    --------     --------
Total distributions .......................   (0.5910)    (0.7928)    (0.7381)    (0.7630)     (0.1806)
                                             --------    --------    --------    --------     --------
Net asset value end of period .............  $10.3300    $10.2900    $10.9400    $10.4300     $10.1700
                                             ========    ========    ========    ========     ========
TOTAL RETURN(4)  ..........................      6.42%       1.01%      12.32%      10.34%        3.52%
RATIOS/SUPPLEMENTAL DATA Ratios to average
  net assets:
  Operating and management expenses(2)  ...      0.75%       0.75%       0.68%       0.65%        0.65%(1)
  Investment income -- net ................      5.60%       5.16%       5.60%       6.82%        6.33%(1)
Portfolio turnover rate                           129%        113%         95%         63%           5%
Net assets end of period (thousands) ......   $42,239     $45,150     $42,997     $29,258       $6,922


(1)  Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of operating and management expenses to average net assets" would have been 0.95%, 1.00%, 1.13%, 1.21% and 2.06% (annualized) for the fiscal years ended March 31, 1995, 1994, 1993, 1992 and for the period December 28, 1990
    (Commencement of Operations) to March 31, 1991, respectively.

(3) Effective April 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." As a result, distribution amounts exceeding book basis net income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of investment income -- net." Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of realized gains on investments -- net." For the fiscal years ended prior to April 1, 1993, distributions in excess of book basis net income were presented as "Distributions from paid-in capital."

(4)  Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS
                        KEYSTONE FLORIDA TAX FREE FUND
                                CLASS B SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.

                                                                                FEBRUARY 1, 1993
                                                  YEAR ENDED MARCH 31,          (DATE OF INITIAL
                                              ----------------------------     PUBLIC OFFERING) TO
                                                   1995              1994        MARCH 31, 1993
                                                  -------           -------  -----------------------
NET ASSET VALUE BEGINNING OF PERIOD .....        $10.2700          $10.9400             $10.8100
                                                 --------          --------             --------
Income from investment operations
Investment income -- net ................          0.5264            0.5258               0.0852
Net gain (loss) on investments and
  futures contracts .....................          0.0234           (0.4730)              0.1379
                                                 --------          --------             --------
Total income from investment operations .          0.5498            0.0528               0.2231
                                                 --------          --------             --------
Less distributions from:
Investment income -- net ................         (0.4929)          (0.4812)             (0.0852)
In excess of investment income -- net(3)          (0.0869)          (0.0816)             (0.0079)
Realized gain on investments -- net .....               0           (0.1600)                   0
                                                 --------          --------             --------
Total distributions .....................         (0.5798)          (0.7228)             (0.0931)
                                                 --------          --------             --------
Net asset value end of period ...........        $10.2400          $10.2700             $10.9400
                                                 ========          ========             ========
TOTAL RETURN(4) .........................            5.61%             0.19%                2.06%
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Operating and management expenses(2)  .            1.50%             1.50%                1.50%(1)
  Investment income -- net...............            4.81%             4.21%                4.00%(1)
Portfolio turnover rate .................             129%              113%                  95%
Net assets end of period (thousands) ....         $51,083           $19,984               $1,704


(1)  Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of operating and management expenses to average net assets" would have been 1.68%, 1.74%, and 1.73% (annualized) for the fiscal years ended March 31, 1995, 1994 and for the period February 1, 1993 (Date of Initial Public Offering) to March 31, 1993, respectively.

(3) Effective April 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." As a result, distribution amounts exceeding book basis net income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of investment income -- net." Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of realized gains on investments -- net." For the fiscal years ended prior to April 1, 1993, distributions in excess of book basis net income were presented as "Distributions from paid-in capital."

(4)  Excluding applicable sales charges.

                              FINANCIAL HIGHLIGHTS
                        KEYSTONE FLORIDA TAX FREE FUND
                                CLASS C SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.


                                                                                FEBRUARY 1, 1993
                                                  YEAR ENDED MARCH 31,          (DATE OF INITIAL
                                              ----------------------------     PUBLIC OFFERING) TO
                                                   1995              1994        MARCH 31, 1993
                                                  -------           -------  -----------------------
NET ASSET VALUE BEGINNING OF PERIOD .....        $10.2800          $10.9300             $10.8100
                                                 --------          --------             --------
Income from investment operations
Investment income -- net.................          0.4680            0.5116               0.0746
Net gain (loss) on investments and
futures contracts .......................          0.0820           (0.4507)              0.1375
                                                 --------          --------             --------
Total income from investment operations .          0.5500            0.0609               0.2121
                                                 --------          --------             --------
Less distributions from:
Investment income -- net ................         (0.4882)          (0.4875)             (0.0746)
In excess of investment income -- net(3)          (0.0818)          (0.0634)             (0.0175)
Realized gain on investments -- net .....               0           (0.1600)                   0
                                                 --------          --------             --------
Total distributions .....................         (0.5700)          (0.7109)             (0.0921)
                                                 --------          --------             --------
Net asset value end of period ...........        $10.2600          $10.2800             $10.9300
                                                 ========          ========             ========
TOTAL RETURN (4) ........................            5.61%             0.27%                1.95%
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Operating and management expenses(2)  .            1.50%             1.50%                1.50%(1)
  Investment income -- net...............            4.86%             4.26%                2.95%(1)
Portfolio turnover rate .................             129%              113%                  95%
Net assets end of period (thousands) ....         $12,831           $13,096               $1,987

(1) Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of operating and management expenses to average net assets" would have been 1.70%, 1.84%, and 1.63% (annualized) for the fiscal years ended March 31, 1995, 1994 and for the period February 1, 1993 (Date of Initial Public Offering) to March 31, 1993, respectively.

(3) Effective April 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." As a result, distribution amounts exceeding book basis net income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of investment income -- net." Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of realized gains on investments -- net." For the fiscal years ended Prior to April 1, 1993 distributions in excess of book basis net income were presented as "Distributions from paid-in capital."

(4) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS
                     KEYSTONE MASSACHUSETTS TAX FREE FUND
                                CLASS A SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.

                                                                                                     FEBRUARY 4, 1994
                                                                                                      (COMMENCEMENT
                                                                                    YEAR ENDED      OF OPERATIONS) TO
                                                                                  MARCH 31, 1995      MARCH 31, 1994
                                                                                  --------------    -----------------
NET ASSET VALUE BEGINNING OF PERIOD ...........................................      $9.1700             $10.0000
                                                                                     -------             --------
Income from investment operations
Investment income -- net.......................................................       0.5337               0.0872
Net gain (loss) on investments and futures contracts ..........................       0.0120              (0.8241)
                                                                                     -------             --------
Total income from investment operations .......................................       0.5457              (0.7369)
                                                                                     -------             --------
Less distributions from:
Investment income -- net.......................................................      (0.5257)             (0.0854)
In excess of investments income -- net ........................................            0              (0.0077)
                                                                                     -------             --------
Total distributions ...........................................................      (0.5257)             (0.0931)
                                                                                     -------             --------
Net asset value end of period .................................................      $9.1900             $ 9.1700
                                                                                     =======             ========
TOTAL RETURN(3)  ..............................................................         6.23%               (7.40%)
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Operating and management expenses(2)  .......................................         0.46%                0.35%(1)
  Investment income -- net.....................................................         5.90%                5.07%(1)
Portfolio turnover rate .......................................................           77%                   7%
Net assets end of period (thousands) ..........................................       $1,974               $1,472

(1) Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of operating and management expenses to average net assets" would have been 1.93% and 3.22% (annualized) for the fiscal year ended March 31, 1995, and for the period from February 4, 1994 (Commencement of Operations) to March 31, 1994, respectively.

(3) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS
                     KEYSTONE MASSACHUSETTS TAX FREE FUND
                                CLASS B SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.


                                                                              FEBRUARY 4, 1994
                                                                               (COMMENCEMENT
                                                            YEAR ENDED       OF OPERATIONS) TO
                                                          MARCH 31, 1995       MARCH 31, 1994
                                                          --------------     -----------------
NET ASSET VALUE BEGINNING OF PERIOD ..................       $9.1900              $10.0000
                                                             -------              --------
Income from investment operations
Investment income -- net .............................        0.4877                0.0839
Net gain (loss) on investments and futures contracts .       (0.0142)              (0.8008)
                                                             -------              --------
Total income from investment operations ..............        0.4735               (0.7169)
                                                             -------              --------
Less distributions from:
Investment income -- net .............................       (0.4723)              (0.0670)
In excess of investment income -- net ................       (0.0412)              (0.0261)
                                                             -------              --------
Total distributions ..................................       (0.5135)              (0.0931)
                                                             -------              --------
Net asset value, end of period .......................       $9.1500              $ 9.1900
                                                             =======              ========
TOTAL RETURN(3)  .....................................          5.41%                (7.20%)
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Operating and management expenses(2)  ..............          1.24%                 1.10%(1)
  Investment income -- net ...........................          5.15%                 3.23%(1)
Portfolio turnover rate ..............................            77%                    7%
Net assets end of period (thousands) .................        $6,169                $1,817

(1) Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of operating and management expenses to average net assets" would have been 2.68%, and 4.60% (annualized) for the fiscal year ended March 31, 1995, and for the period February 4, 1994 (Commencement of Operations) to March 31, 1994, respectively.

(3) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS
                     KEYSTONE MASSACHUSETTS TAX FREE FUND
                                CLASS C SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.

                                                                              FEBRUARY 4, 1994
                                                                               (COMMENCEMENT
                                                            YEAR ENDED       OF OPERATIONS) TO
                                                          MARCH 31, 1995       MARCH 31, 1994
                                                          --------------     -----------------
NET ASSET VALUE BEGINNING OF PERIOD ..................       $9.1900              $10.0000
                                                             -------              --------
Income from investment operations
Investment income -- net .............................        0.4801                0.0807
Net gain (loss) on investments and futures contracts .       (0.0244)              (0.7989)
                                                             -------              --------
Total income from investment operations ..............        0.4557               (0.7182)
                                                             -------              --------
Less distributions from:
Investment income -- net .............................       (0.4680)              (0.0738)
In excess of investment income -- net ................       (0.0377)              (0.0180)
                                                             -------              --------
Total distributions ..................................       (0.5057)              (0.0918)
                                                             -------              --------
Net asset value end of period ........................       $9.1400              $ 9.1900
                                                             =======              ========
TOTAL RETURN(3)  .....................................          5.20%                (7.21%)
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Operating and management expenses(2)  ..............          1.23%                 1.10%(1)
  Investment income -- net ...........................          5.11%                 4.28%(1)
Portfolio turnover rate ..............................            77%                    7%
Net assets end of period (thousands) .................        $1,971                  $369

(1) Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of operating and management expenses to average net assets" would have been 2.68%, and 4.91% (annualized) for the fiscal year ended March 31, 1995 and for the period February 4, 1994 (Commencement of Operations) to March 31, 1994, respectively.

(3) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS
                   KEYSTONE NEW YORK INSURED TAX FREE FUND
                                CLASS A SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.

                                                                                                     FEBRUARY 4, 1994
                                                                                                      (COMMENCEMENT
                                                                                    YEAR ENDED      OF OPERATIONS) TO
                                                                                  MARCH 31, 1995      MARCH 31, 1994
                                                                                  --------------    -----------------
NET ASSET VALUE BEGINNING OF PERIOD ...........................................      $9.3200             $10.0000
                                                                                     -------             --------
Income from investment operations
Investment income -- net.......................................................       0.5192               0.0862
Net gain (loss) on investments and futures contracts ..........................       0.1154              (0.6748)
                                                                                     -------             --------
Total income from investment operations .......................................       0.6346              (0.5886)
                                                                                     -------             --------
Less distributions from:
Investment income -- net.......................................................      (0.5146)             (0.0784)
In excess of investments income -- net ........................................            0              (0.0130)
                                                                                     -------             --------
Total distributions ...........................................................      (0.5146)             (0.0914)
                                                                                     -------             --------
Net asset value end of period .................................................      $9.4400             $ 9.3200
                                                                                     =======             ========
TOTAL RETURN(3)  ..............................................................         7.08%               (5.91%)
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Operating and management expenses(2)  .......................................         0.50%                0.35%(a)
  Investment income -- net.....................................................         5.48%                3.85%(a)
Portfolio turnover rate .......................................................           77%                  14%
Net assets end of period (thousands) ..........................................       $3,323                 $680

(1) Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of operating and management expenses to average net assets" would have been 1.59% and 4.44% (annualized) for the fiscal year ended March 31, 1995, and for the period from February 4, 1994 (Commencement of Operations) to March 31, 1994, respectively.

(3) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS
                   KEYSTONE NEW YORK INSURED TAX FREE FUND
                                CLASS B SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.

                                                                              FEBRUARY 4, 1994
                                                                               (COMMENCEMENT
                                                            YEAR ENDED       OF OPERATIONS) TO
                                                          MARCH 31, 1995       MARCH 31, 1994
                                                          --------------     -----------------
NET ASSET VALUE BEGINNING OF PERIOD ..................       $9.3200              $10.0000
                                                             -------              --------
Income from investment operations
Investment income -- net .............................        0.4763                0.0812
Net gain (loss) on investments and futures contracts .        0.0862               (0.6698)
                                                             -------              --------
Total income from investment operations ..............        0.5625               (0.5886)
                                                             -------              --------
Less distributions from:
Investment income -- net .............................       (0.4548)              (0.0620)
In excess of investment income -- net ................       (0.0477)              (0.0294)
                                                             -------              --------
Total distributions ..................................       (0.5025)              (0.0914)
                                                             -------              --------
Net asset value end of period ........................       $9.3800              $ 9.3200
                                                             =======              ========
TOTAL RETURN(3)  .....................................          6.28%                (5.91%)
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Operating and management expenses(2)  ..............          1.25%                 1.10%(1)
  Investment income -- net ...........................          4.78%                 3.01%(1)
Portfolio turnover rate ..............................            77%                   14%
Net assets end of period (thousands) .................       $11,907                $2,276

(1) Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of operating and management expenses to average net assets" would have been 2.35%, and 5.60% (annualized) for the fiscal year ended March 31, 1995, and for the period February 4, 1994 (Commencement of Operations) to March 31, 1994, respectively.

(3) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS
                   KEYSTONE NEW YORK INSURED TAX FREE FUND
                                CLASS C SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.

                                                                                                     FEBRUARY 4, 1994
                                                                                                      (COMMENCEMENT
                                                                                    YEAR ENDED      OF OPERATIONS) TO
                                                                                  MARCH 31, 1995      MARCH 31, 1994
                                                                                  --------------    -----------------
NET ASSET VALUE BEGINNING OF PERIOD ...........................................      $9.3100             $10.0000
                                                                                     -------             --------
Income from investment operations
Investment income -- net.......................................................       0.4828               0.0736
Net gain (loss) on investments and futures contracts ..........................       0.0710              (0.6735)
                                                                                     -------             --------
Total income from investment operations .......................................       0.5538              (0.5999)
                                                                                     -------             --------
Less distributions from:
Investment income -- net ......................................................      (0.4579)             (0.0664)
In excess of investment income -- net .........................................      (0.0359)             (0.0237)
                                                                                     -------             --------
Total distributions ...........................................................      (0.4938)             (0.0901)
                                                                                      ------             -------
Net asset value end of period .................................................      $9.3700             $ 9.3100
                                                                                     =======             ========
TOTAL RETURN(3) ...............................................................         6.18%               (6.02%)
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Operating and management expenses(2)  .......................................         1.26%                1.10%(1)
  Investment income -- net ....................................................         4.88%                3.71%(1)
Portfolio turnover rate .......................................................           77%                  14%
Net assets end of period (thousands) ..........................................       $2,890                 $255

(1) Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, "Ratio of operating and management expenses to average net assets" would have been 2.32%, and 5.13% (annualized) for the fiscal year ended March 31, 1995 and for the period February 4, 1994 (Commencement of Operations) to March 31, 1994, respectively.

(3) Excluding applicable sales charges.

                           FINANCIAL HIGHLIGHTS
                     KEYSTONE PENNSYLVANIA TAX FREE FUND
                                CLASS A SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.

                                                                                                       DECEMBER 27,
                                                                                                           1990
                                                                   YEAR ENDED MARCH 31,              (COMMENCEMENT OF
                                                        -------------------------------------------    OPERATIONS) TO
                                                         1995        1994        1993        1992      MARCH 31, 1991
                                                        -------     -------     -------     -------   ----------------
NET ASSET VALUE BEGINNING OF PERIOD ..................  $11.0100    $11.4200    $10.7100    $10.2500     $10.0000
                                                        --------    --------    --------    --------     --------
Income from investment operations
Investment income -- net .............................    0.6070      0.6161      0.6349      0.7426       0.1806
Net gain (loss) on investments and futures contracts     (0.0918)    (0.2990)     0.7499      0.4600       0.2500
                                                        --------    --------    --------    --------     --------
Total income from investment operations ..............    0.5152      0.3171      1.3848      1.2026       0.4306
                                                        --------    --------    --------    --------     --------
Less distributions from:
Investment income -- net .............................   (0.6070)    (0.6195)    (0.6349)    (0.7426)     (0.1806)
In excess of investment income -- net(3)  ............   (0.0082)    (0.0376)    (0.0199)          0            0
Realized gain on investments -- net ..................         0     (0.0633)    (0.0200)          0            0
In excess of realized gain on investments -- net .....         0     (0.0067)          0           0            0
                                                        --------    --------    --------    --------     --------
Total distributions ..................................   (0.6152)    (0.7271)    (0.6748)    (0.7426)     (0.1806)
                                                        --------    --------    --------    --------     --------
Net asset value end of period ........................  $10.9100    $11.0100    $11.4200    $10.7100     $10.2500
                                                        ========    ========    ========    ========     ========
TOTAL RETURN(4)  .....................................      4.91%       2.58%      13.30%      12.07%        4.37%
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Operating and management expenses (2)  .............      0.75%       0.75%       0.68%       0.65%        0.65%(1)
  Investment income -- net ...........................      5.65%       5.27%       5.66%       6.92%        6.84%(1)
Portfolio turnover rate                                       97%         37%         20%         13%           8%
Net assets end of period (thousands) .................   $30,450     $30,560     $35,502     $12,914       $2,979

(1) Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of operating and management expenses to average net assets" would have been 1.05%, 1.06%, 1.16%, 1.68% and 3.19% annualized for the fiscal years ended March 31, 1995, 1994, 1993, 1992 and the period December 27, 1990
    (Commencement of Operations) to March 31, 1991, respectively.

(3) Effective April 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." As a result, distribution amounts exceeding book basis net income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of investment income -- net." Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of realized gains on investments -- net." For the fiscal years ended prior to April 1, 1993, distributions in excess of book basis net income were presented as "Distributions from paid-in capital."

(4) Excluding applicable sales charges.

                            FINANCIAL HIGHLIGHTS
                     KEYSTONE PENNSYLVANIA TAX FREE FUND
                                CLASS B SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.


                                                                                                FEBRUARY 1, 1993
                                                                  YEAR ENDED MARCH 31,          (DATE OF INITIAL
                                                              ----------------------------     PUBLIC OFFERING) TO
                                                                  1995              1994         MARCH 31, 1993
                                                                 -------           -------  -----------------------
NET ASSET VALUE BEGINNING OF PERIOD ....................        $10.9800          $11.4200             $11.2000
                                                                --------          --------             --------
Income from investment operations
Investment income -- net................................          0.5369            0.5556               0.0809
Net gain (loss) on investments and
  futures contracts ....................................         (0.1039)          (0.3390)              0.2359
                                                                --------          --------             --------
Total income from investment operations ................          0.4330            0.2166               0.3168
                                                                --------          --------             --------
Less distributions from:
Investment income -- net ...............................         (0.5255)          (0.5201)             (0.0809)
In excess of investment income -- net(3)  ..............         (0.0775)          (0.0665)             (0.0159)
Realized gain on investments -- net ....................               0           (0.0343)                   0
In excess of realized gain on investments -- net .......               0           (0.0357)                   0
                                                                --------          --------             --------
Total distributions ....................................         (0.6030)          (0.6566)             (0.0968)
                                                                --------          --------             --------
Net asset value end of period ..........................        $10.8100          $10.9800             $11.4200
                                                                ========          ========             ========
TOTAL RETURN(4)  .......................................            4.15%             1.70%                2.82%
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Operating and management expenses(2)  ................            1.50%             1.50%                1.50%(1)
  Investment income -- net..............................            4.89%             4.32%                3.44%(1)
Portfolio turnover rate ................................              97%               37%                  20%
Net assets end of period (thousands) ...................         $30,657           $21,958               $2,543


(1) Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of operating and management expenses to average net assets" would have been 1.80%, 1.81%, and 1.69% (annualized) for the fiscal years ended March 31, 1995, 1994 and for the period February 1, 1993 (Date of Initial Public Offering) to March 31, 1993, respectively.

(3) Effective April 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." As a result, distribution amounts exceeding book basis net income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of investment income -- net." Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of realized gains on investments -- net." For the fiscal years ended prior to April 1, 1993 distributions in excess of book basis net income were presented as "Distributions from paid-in capital."

(4) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS
                     KEYSTONE PENNSYLVANIA TAX FREE FUND
                                CLASS C SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.


                                                                                FEBRUARY 1, 1993
                                                  YEAR ENDED MARCH 31,          (DATE OF INITIAL
                                              ----------------------------     PUBLIC OFFERING) TO
                                                   1995              1994        MARCH 31, 1993
                                                  -------           -------    -------------------
NET ASSET VALUE BEGINNING OF PERIOD .....        $11.0000          $11.4200             $11.2000
                                                 --------          --------             --------
Income from investment operations
Investment income -- net ................          0.5273            0.5462               0.0710
Net gain (loss) on investments and
  futures contracts .....................         (0.1035)          (0.3217)              0.2448
                                                 --------          --------             --------
Total income from investment operations .          0.4238            0.2245               0.3158
                                                 --------          --------             --------
Less distributions from:
Investment income -- net ................         (0.5244)          (0.5219)             (0.0710)
In excess of investment income -- net(3)          (0.0694)          (0.0526)             (0.0248)
Realized gain on investments -- net .....               0           (0.0337)                   0
In excess of realized gain on investments
  -- net ................................               0           (0.0363)                   0
                                                 --------          --------             --------
Total distributions .....................         (0.5938)          (0.6445)             (0.0958)
                                                 --------          --------             --------
Net asset value end of period ...........        $10.8300          $11.0000             $11.4200
                                                 ========          ========             ========
TOTAL RETURN(4) .........................            4.05%             1.78%                2.81%
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Operating and management expenses(2)  .            1.50%             1.50%                1.50%(1)
  Investment income -- net...............            4.90%             4.33%                2.50%(1)
Portfolio turnover rate .................              97%               37%                  20%
Net assets end of period (thousands) ....          $9,559            $9,385                 $952

(1) Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of operating and management expenses to average net assets" would have been 1.80%, 1.90%, and 1.60% for the fiscal years ended March 31, 1995, 1994 and for the period February 1, 1993 (Date of Initial Public Offering) to March 31, 1993, respectively.

(3) Effective April 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." As a result, distribution amounts exceeding book basis net income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of investment income -- net." Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of realized gains on investments -- net." For the fiscal years ended prior to April 1, 1993 distributions in excess of book basis net income were presented as "Distributions from paid-in capital."

(4) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS
                         KEYSTONE TEXAS TAX FREE FUND
                                CLASS A SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.


                                                                                                                   MARCH 2, 1992
                                                                            YEAR ENDED MARCH 31,                  (COMMENCEMENT OF
                                                               ----------------------------------------------      OPERATIONS) TO
                                                                 1995              1994              1993          MARCH 31, 1992
                                                                -------           -------           -------  --------------------
NET ASSET VALUE BEGINNING OF PERIOD ........................     $10.1300          $10.6400          $10.0300          $10.0000
                                                                 --------          --------          --------          --------
Income from investment operations Investment income -- net .       0.5611            0.5991            0.6176            0.0518
Net gain (loss) on investments and futures contracts .......      (0.0101)          (0.4039)           0.6066            0.0300
                                                                --------          --------          --------          --------
Total income from investment operations ....................       0.5510            0.1952            1.2242            0.0818
                                                                 --------          --------          --------          --------
Less distributions from:
Investment income -- net ...................................      (0.5310)          (0.5952)          (0.6142)          (0.0518)
In excess of realized gain on investments -- net(3)  .......            0           (0.1100)                0                 0
                                                                 --------          --------          --------          --------
Total distributions ........................................      (0.5310)          (0.7052)          (0.6142)          (0.0518)
                                                                 --------          --------          --------          --------
Net asset value end of period ..............................     $10.1500          $10.1300          $10.6400          $10.0300
                                                                 ========          ========          ========          ========
TOTAL RETURN(4)  ...........................................         5.66%             1.60%            12.51%             0.82%
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Operating and management expenses(2)  ....................         0.75%             0.29%             0.68%             0.65%(1)
  Investment income -- net .................................         5.56%             5.51%             5.79%             5.95%(1)
Portfolio turnover rate ....................................           58%               56%               62%               19%
Net assets end of period (thousands) .......................       $1,635            $1,916            $2,194            $1,063

(1) Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of operating and management expenses to average net assets" would have been 2.57%, 3.48%, 3.84% and 1.93% (annualized) for the fiscal years ended March 31, 1995, 1994, 1993 and the period March 2, 1992 (Commencement of Operations) to March 31, 1992, respectively.

(3) Effective April 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." As a result, distribution amounts exceeding book basis net income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of investment income -- net." Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of realized gains on investments -- net." For the period March 2, 1992 (Date of Initial Public Offering) to March 31, 1992, distributions in excess of book basis net income were presented as "Distributions from paid-in capital."

(4) Excluding applicable sales charges.

                            FINANCIAL HIGHLIGHTS
                         KEYSTONE TEXAS TAX FREE FUND
                                CLASS B SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.


                                                                                FEBRUARY 1, 1993
                                                  YEAR ENDED MARCH 31,          (DATE OF INITIAL
                                              ----------------------------     PUBLIC OFFERING) TO
                                                   1995              1994        MARCH 31, 1993
                                                  -------           -------  -----------------------
NET ASSET VALUE BEGINNING OF PERIOD .....        $10.0800          $10.6600             $10.5300
                                                 --------          --------             --------
Income from investment operations
Investment income -- net ................          0.4809            0.5091               0.0822
Net gain (loss) on investments and
  futures contracts .....................          0.0038           (0.4515)              0.1352
                                                 --------          --------             --------
Total income from investment operations .          0.4847            0.0576               0.2174
                                                 --------          --------             --------
Less distributions from:
Investment income -- net ................         (0.4758)          (0.4751)             (0.0822)
In excess of investment income -- net (3)         (0.0389)          (0.0525)             (0.0052)
In excess of realized gain on investments
  -- net .................................              0           (0.1100)                   0
                                                 --------          --------             --------
Total distributions ......................        (0.5147)          (0.6376)             (0.0874)
                                                 --------          --------             --------
Net asset value end of period ............       $10.0500          $10.0800             $10.6600
                                                 ========          ========             ========
TOTAL RETURN (4) .........................           5.01%             0.29%                2.06%
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Operating and management expenses (2)  .           1.50%             1.47%                1.50%(1)
  Investment income -- net................           4.80%             4.37%                4.26%(1)
Portfolio turnover rate ..................             58%               56%                  62%
Net assets end of period (thousands) .....         $2,163            $1,890                 $235

(1) Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of operating and management expenses to average net assets" would have been 3.36%, 4.19%, and 3.76% (annualized) for the fiscal years ended March 31, 1995, 1994 and the period February 1, 1993 (Date of Initial Public Offering) to March 31, 1993, respectively.

(3) Effective April 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." As a result, distribution amounts exceeding book basis net income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of investment income -- net." Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of realized gains on investments -- net." For the period February 1, 1993 (Date of Initial Public Offering) to March 31, 1993, distributions in excess of book basis net income were presented as "Distributions from paid-in capital."

(4) Excluding applicable sales charges.

                            FINANCIAL HIGHLIGHTS
                         KEYSTONE TEXAS TAX FREE FUND
                                CLASS C SHARES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following table contains important financial information with respect to the Fund and has been audited by KPMG Peat Marwick LLP, the FUND's independent auditors. The table appears in the FUND's Annual Report and should be read in conjunction with the FUND's financial statements and related notes, which also appear, together with the independent auditors' report, in the FUND's Annual Report. The FUND's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the FUND's Annual Report, which will be made available upon request and without charge.


                                                                                FEBRUARY 1, 1993
                                                  YEAR ENDED MARCH 31,          (DATE OF INITIAL
                                              ----------------------------     PUBLIC OFFERING) TO
                                                  1995(5)            1994          MARCH 31, 1993
                                                  -------           -------  -----------------------
NET ASSET VALUE BEGINNING OF PERIOD .....        $10.0400          $10.6400             $10.5300
                                                 --------          --------             --------
Income from investment operations
Investment income -- net.................          0.4701            0.4643               0.0864
Net gain (loss) on investments and
  futures contracts ......................          0.0261           (0.4386)              0.1100
                                                 --------          --------             --------
Total income from investment operations .          0.4962            0.0257               0.1964
                                                 --------          --------             --------
Less distributions from:
Investment income -- net ................         (0.4722)          (0.4349)             (0.0864)
In excess of investment income -- net(3)          (0.0340)          (0.0808)                   0
In excess of realized gain on investments
  -- net ................................               0           (0.1100)                   0
                                                 --------          --------             --------
Total distributions .....................         (0.5062)          (0.6257)             (0.0864)
                                                 --------          --------             --------
Net asset value end of period ...........        $10.0300          $10.0400             $10.6400
                                                 ========          ========             ========
TOTAL RETURN(4) .........................            5.14%            (0.03%)               1.86%
RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
  Operating and management expenses(2)  .            1.50%             1.84%                1.50%(a)
  Investment income -- net...............            4.88%             3.78%                5.03%(a)
Portfolio turnover rate .................              58%               56%                  62%
Net assets end of period (thousands) ....            $224              $813                  $25

(1) Annualized.

(2) Figures are net of the expense reimbursement by Keystone in connection with the voluntary expense limitation. Before expense reimbursement, the "Ratio of operating and management expenses to average net assets" would have been 3.28%, 4.39%, and 4.15% (annualized) for the fiscal years ended March 31, 1995, 1994 and for the period February 1, 1993 (Date of Initial Public Offering) to March 31, 1993, respectively.

(3) Effective April 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." As a result, distribution amounts exceeding book basis net income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of investment income -- net." Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of realized gains on investments -- net." For the period February 1, 1993 (Date of Initial Public Offering) to March 31, 1993, distributions in excess of book basis net income were presented as "Distributions from paid-in capital."

(4) Excluding applicable sales charge.

(5) Calculation based on average shares outstanding.

THE FUND AND ITS FUNDS

  The FUND is a non-diversified open-end management investment company commonly known as a mutual fund. The FUND was formed as a Massachusetts business trust on September 13, 1990. The FUND is one of thirty funds managed or advised by Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) ("Keystone"), the FUND's investment adviser. The FUND currently consists of five separate series evidencing interests in different portfolios of securities. The Florida Fund and the Pennsylvania Fund were established on September 19, 1990. The Massachusetts Fund, the New York Insured Fund and the Texas Fund were established on February 21, 1992. Shares of the Massachusetts Fund and the New York Insured Fund were not offered prior to February 4, 1994. The FUND may offer additional Funds in the future.

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

  Each of the Funds seeks the highest possible current income exempt from federal income taxes, while preserving capital.

FUNDS' PRINCIPAL INVESTMENTS

  Generally, under ordinary circumstances, each Fund invests substantially all and at least 80% of its assets in federally tax-exempt obligations, including municipal bonds and notes and municipal tax-exempt commercial paper obligations that are obligations issued by or on behalf of states, territories and possessions of the United States ("U.S."), the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income taxes, including the alternative minimum tax. Thus it is possible that up to 20% of a Fund's assets could be in securities subject to the alternative minimum tax and/or in taxable obligations.

  Municipal bonds include fixed, variable or floating rate general obligation and revenue bonds (including municipal lease obligations, resource recovery bonds and zero coupon bonds). Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Municipal commercial paper obligations are unsecured promissory notes issued by municipalities to meet short term credit needs.

  The FLORIDA FUND seeks, in addition, to hold securities exempt from Florida intangible taxes.

  The PENNSYLVANIA FUND seeks, in addition, the highest possible current income exempt from Pennsylvania state and local taxes while preserving capital. The Pennsylvania Fund also seeks to hold securities exempt from Pennsylvania personal property taxes.

  The TEXAS FUND provides, in addition, an opportunity for investors to invest in municipal securities of the State of Texas, its political subdivisions, agencies and instrumentalities. Texas currently imposes no personal income tax. In the event Texas enacts a personal income tax, the Texas Fund will seek, in addition, the highest possible current income exempt from Texas personal income taxes while preserving capital.

FLORIDA FUND

  Under ordinary circumstances, the Florida Fund invests substantially all and at least 80% of its assets in municipal obligations exempt from federal taxes and the Florida intangibles tax.

  For a further discussion of Florida tax treatment and the factors affecting investment in Florida municipal obligations, see Exhibit A.

MASSACHUSETTS FUND

  Under ordinary circumstances, the Massachusetts Fund invests at least 80% of its assets in securities the interest from which is exempt from federal taxes and Massachusetts state income taxes. The Massachusetts Fund invests in debt obligations of The Commonwealth of Massachusetts and its political subdivisions, agencies, authorities and instrumentalities and debt obligations of other qualifying issuers, such as U.S. territories.

  The Massachusetts Fund invests at least 80% of its assets in investment grade municipal obligations -- bonds rated at the date of investment within the four highest grades by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB), by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa), by Fitch Investors Service, Inc. - Municipal Division ("Fitch") (AAA, AA, A and BBB), or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by Keystone. Securities that are in the lowest investment grade (BBB or Baa) may have speculative characteristics. The Fund may seek to maximize return with respect to a portion (not to exceed 20%) of its assets. Such maximum return is ordinarily associated with high yield, high risk municipal bonds in the lower rating categories of the recognized rating agencies or that are unrated (high yield bonds). Such high yield, high risk bonds generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative. High yield bonds are also commonly known as "junk bonds."

  For a further discussion of Massachusetts tax treatment and the factors affecting investment in Massachusetts municipal obligations, see Exhibit A.


NEW YORK INSURED FUND

  Under ordinary circumstances, the New York Insured Fund invests at least 80% of its assets in securities the interest from which is exempt from federal taxes and New York state income taxes. The New York Insured Fund invests in debt obligations of the State of New York and its political subdivisions, agencies, authorities and instrumentalities and debt obligations of other qualifying issuers, such as U.S. territories.

  As more fully discussed below in the section entitled "Insurance," at least 80% of the municipal securities in the investment portfolio of the New York Insured Fund will be insured as to timely payment of both principal and interest. The purpose of insuring these investments is to minimize credit risks associated with defaults in municipal securities owned by the Fund. Such insurance, however, does not insure against market risk and therefore will not guarantee the market value of the securities in the Fund's portfolio upon which the net asset value of the Fund's shares is based.

  For a further discussion of New York tax treatment and the factors affecting investment in New York municipal obligations, see Exhibit A.


PENNSYLVANIA FUND

  Under ordinary circumstances, the Pennsylvania Fund invests substantially all and at least 80% of its assets in municipal obligations exempt from federal taxes and Pennsylvania state income taxes. The securities include debt obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies, authorities and instrumentalities and debt obligations of other qualifying issuers, such as Puerto Rico and the Virgin Islands. In addition, the Pennsylvania Fund attempts to invest in municipal obligations exempt from Pennsylvania local income taxes and seeks to hold, on the annual assessment date, municipal obligations exempt from Pennsylvania personal property taxes.

  Many of the municipal obligations in which the Pennsylvania Fund intends to invest generate income that is exempt from Pennsylvania state income taxes.

  For a further discussion of Pennsylvania tax treatment and the factors affecting investment in Pennsylvania municipal obligations, see Exhibit A.


TEXAS FUND

  Under ordinary circumstances, the Texas Fund invests substantially all and at least 80% of its assets in municipal obligations of the State of Texas that are exempt from federal income taxes. The securities include debt obligations of the State of Texas and its political subdivisions, agencies, authorities and instrumentalities. Texas does not currently impose an income tax on individuals.

  For a further discussion of Texas tax treatment and the factors affecting investment in Texas municipal obligations, see Exhibit A.

MUNICIPAL OBLIGATIONS

  Municipal obligations include debt obligations issued by or on behalf of a political subdivision of the U.S. or any agency or instrumentality thereof to obtain funds for various public purposes. In addition, municipal obligations include certain types of industrial development bonds that have been or may be issued by or on behalf of public authorities to finance privately operated facilities. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may be dependent upon an appropriation by the issuer's legislative body and may be subject to quantitative limitations on the issuer's taxing power. Limited obligation or revenue bonds are payable only from the revenues of a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, such as the user of the facility. Since each Fund considers preservation of capital as well as the level of tax-exempt income, each Fund may realize less income than a mutual fund willing to expose shareholders' capital to greater risk.

  The Tax Reform Act of 1986 made significant changes in the federal tax status of certain obligations that were previously fully federally tax-exempt. As a result, three categories of such obligations issued after August 7, 1986 now exist: (1) "public purpose" bonds, the income from which remains fully exempt from federal income tax; (2) qualified "private activity" industrial development bonds, the income from which, while exempt from federal income tax under Section 103 of the Internal Revenue Code (the "Code"), is includable in the calculation of the federal alternative minimum tax; and (3) "private activity" (private purpose) bonds, the income from which is not exempt from federal income tax. A Fund will not invest in private purpose bonds and, except as described under "Other Eligible Investments," will not invest in qualified "private activity" industrial development bonds whose distributions are subject to the alternative minimum tax.

  Each Fund, except the Massachusetts Fund, invests entirely in municipal obligations only if at the date of investment they are rated within the four highest grades by S&P (AAA, AA, A and BBB), by Moody's (Aaa, Aa, A and Baa), by Fitch (AAA, AA, A and BBB) or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by Keystone.

  While a Fund may invest in securities of any maturity, it is currently expected that a Fund will not invest in securities with maturities of more than 30 years or less than 5 years (other than certain money market securities).

OTHER ELIGIBLE INVESTMENTS

  A Fund may invest up to 20% of its assets under ordinary circumstances and up to 100% of its assets for temporary defensive purposes in the following types of instruments: (1) commercial paper, including master demand notes, that at the date of investment is rated A-1 (the highest grade by S&P), PRIME- 1 (the highest grade by Moody's) or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (2) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations that have at least $1 billion in assets as of the date of their most recently published financial statements and are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; (3) corporate obligations (maturing in 13 months or less) that at the date of investment are rated A or better by S&P or Moody's; (4) obligations issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S.; (5) qualified "private activity" industrial development bonds, the income from which, while exempt from federal income tax under Section 103 of the Code, is includable in the calculation of the federal alternative minimum tax; and (6) municipal obligations, the income from which is exempt from federal income tax, but not exempt from income tax, personal property tax or intangibles tax in a state for which a Fund is named and where such taxes apply. For example, each Fund may assume a temporary defensive position upon Keystone's determination that market conditions so warrant. If a Fund is investing defensively, it is not pursuing its investment objectives.

  Each Fund may enter into repurchase and reverse repurchase agreements, purchase and sell securities on a when issued and delayed delivery basis, write covered call and put options and purchase call and put options, including purchasing call and put options to close out existing positions, and may employ new investment techniques with respect to such options. Each Fund may also engage in financial futures contracts and related options transactions for hedging purposes and not for speculation and may employ new investment techniques with respect to such futures contracts and related options. In addition, each Fund may invest in municipal obligations denominated in foreign currencies and may use subsequently developed investment techniques that are related to any of its investment policies. None of the Funds are expected to enter into repurchase agreements in the ordinary course of business.

  In addition to the options and futures mentioned above, if consistent with its investment objectives, the Fund may also invest in certain other types of "derivative investments," including structured securities.

  For  further  information  about  the  types  of  investments  and  investment techniques available to the Funds, including the associated risks, see "Additional Investment Information" located at the back of this prospectus and the statement of additional information.

  There can be no assurance that a Fund will achieve its investment objectives since there is uncertainty in every investment.

INSURANCE

  At least 80% of the municipal securities in the portfolio of the New York Insured Fund will consist of obligations that at all times are fully insured as to the payment of all principal and interest when due ("Insured Securities"). Each Insured Security in the portfolio will be covered by either a "New Issue Insurance Policy," "Portfolio Insurance Policy" issued by a qualified municipal bond insurer, or a "Secondary Insurance Policy." The insurance does not insure against market risk and therefore does not guarantee the market value of the securities in the New York Insured Fund's portfolio. Similarly, because the net asset value of the New York Insured Fund's shares is based upon the market value of the securities in the portfolio, such insurance does not cover or guarantee the value of the New York Insured Fund's shares.

NEW ISSUE INSURANCE POLICIES

  New Issue Insurance Policies are obtained by the respective issuers of the municipal securities, and all premiums respecting such securities have been paid in advance by such issuers. Such policies are noncancellable and will continue in force so long as the municipal securities are outstanding, and the respective insurers remain in business. Since New Issue Insurance Policies remain in effect as long as the securities are outstanding, the insurance may have an effect on the resale value of the Insured Securities. Therefore, New Issue Insurance Policies may be considered to represent an element of market value with regard to the Insured Securities, but the exact effect, if any, of this insurance on such market value cannot be estimated. The New York Insured Fund will purchase municipal securities subject to New Issue Insurance Policies only if the claims paying ability of the insurer thereof is rated AAA by S&P or Aaa by Moody's.

PORTFOLIO INSURANCE POLICIES

  Portfolio Insurance Policies are obtained by the New York Insured Fund from a qualified municipal bond insurer and are effective only so long as the Fund is in existence, the insurer is still in business and meeting its obligations, and the Insured Securities described in the policy are held by the New York Insured Fund. Premium rates for each issue of securities covered by the policy are fixed for the life of the New York Insured Fund and are periodically adjusted to reflect purchases and sales of covered securities. The premium on the Portfolio Insurance Policy is an item of expense and will be reflected in the New York Insured Fund's average annual expenses. Premiums are paid from the New York
Insured Fund's assets and reduce the current yield on its portfolio by the amount thereof. The insurer cannot cancel coverage already in force with respect to Insured Securities owned by the New York Insured Fund and covered by the policy, except for nonpayment of premiums.

SECONDARY INSURANCE POLICIES

  The New York Insured Fund may, at any time, purchase Secondary Insurance on any municipal security held by the Fund. Such insurance coverage will be noncancellable and will continue in force so long as the securities so insured are outstanding. Secondary Insurance will likely be purchased by the New York Insured Fund if, in the opinion of Keystone, the market value or net proceeds of the sale of a security by the Fund would exceed the current value of such security (without insurance) plus the cost of such insurance. When the New York Insured Fund purchases Secondary Insurance, the single premium is added to the cost basis of the security and is not considered an item of expense of the Fund. One of the purposes of such insurance is to enable the securities covered by such insurance to be sold as "AAA" or "Aaa" rated Insured Securities at a market price higher than that which might otherwise be obtainable if the securities were sold without the insurance coverage. Therefore, such insurance may be considered to represent an element of market value of such Insured Securities, although the exact effect, if any, on such market value cannot be estimated. Any difference between the excess of such a security's market value as an AAA or Aaa rated security over its market value without such rating, including the single premium cost thereof, would inure to the New York Insured Fund in determining the net capital gain or loss realized by the Fund upon the sale of such Insured Security.

FUNDAMENTAL NATURE OF INVESTMENT OBJECTIVES

  The investment objectives of each Fund and the requirement that each Fund invest, under ordinary circumstances, at least 80% of its assets in federally tax-exempt municipal obligations that are also exempt from certain taxes in the state for which it is named, as set forth above, are fundamental and may not be changed without the vote of a majority of the affected Fund's outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act")).

INVESTMENT RESTRICTIONS

  Each Fund has adopted the following fundamental restrictions summarized below, which may not be changed without the vote of a 1940 Act majority of such Fund's outstanding shares. These restrictions and certain other fundamental and nonfundamental restrictions are contained in the statement of additional information. Unless otherwise stated, all references to a Fund's assets are in terms of current market value.

  Generally, each Fund may not do the following:

  (1) purchase any security of any issuer (other than issues of the U.S. government, its agencies or instrumentalities) if as a result more than 25% of its total assets would be invested in a single industry, including industrial development bonds from the same facility or similar types of facilities; governmental issuers of municipal bonds are not regarded as members of an industry, and the Fund may invest more than 25% of its assets in industrial development bonds;

  (2) invest more than 10% of its assets in securities with legal or contractual restrictions on resale or in securities for which market quotations are not readily available, or in repurchase agreements maturing in more than seven days;

  (3) borrow money or enter into reverse repurchase agreements, except that each Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made; and

  (4) make loans, except that each Fund may purchase or hold debt securities consistent with its investment objectives, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements.

  The Funds are non-diversified under the federal securities laws. As non-diversified funds, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. The Funds intend to comply, however, with the Code's diversification requirements and other requirements applicable to "regulated investment companies" to ensure they will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders.

  For this reason, each Fund has adopted the investment restriction set forth below, which may not be changed without the approval of a majority of its outstanding shares. Specifically, a Fund may not purchase a security if more than 25% of the Fund's total assets would be invested in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities) or, with respect to 50% of the Fund's total assets, if more than 5% of such assets would be invested in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities).

  As a matter of practice, a Fund treats reverse repurchase agreements as borrowings for purposes of compliance with the limitations of the 1940 Act. Reverse repurchase agreements will be taken into account along with borrowings from banks for purposes of the 5% limit set forth in the third investment restriction above.

  The foregoing is only a summary of the Funds' investment restrictions and policies. See the statement of additional information for details and the full text of the Funds' investment restrictions and related policies.

RISK FACTORS

GENERAL
  Investing in a Fund involves the risk common to investing in any security, i.e., the net asset value of a share of the Fund can increase or decrease in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities of the Fund.

  By itself, a Fund does not constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal or marketability. Shares of a Fund would not be suitable for tax-exempt institutions and may not be suitable for certain retirement plans that are unable to benefit from the Fund's federally tax-exempt dividends. In addition, the Funds may not be appropriate investments for entities that are "substantial users" of facilities financed by industrial development bonds or related persons thereof.

  To the extent the Funds are not fully diversified, they may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Funds were more broadly diversified.

  In addition, the market value of the fixed income securities in which a Fund may invest may vary inversely to changes in prevailing interest rates.

MUNICIPAL OBLIGATIONS

  A Fund's ability to achieve its objectives depends partially on the prompt payment by issuers of the interest on and principal of the municipal obligations held by the Fund. A moratorium, default or other nonpayment of interest or principal when due on any municipal obligation, in addition to affecting the market value and liquidity of that particular security, could affect the market value and liquidity of other municipal obligations held by a Fund. In addition, the market for municipal obligations is often thin and can be temporarily affected by large purchases and sales, including those by a Fund.

  From time to time, proposals have been introduced before the U.S. Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of municipal obligations for investment by each Fund and the value of the Fund's securities could be materially affected. In such an event, the FUND would reevaluate its Funds' investment objectives and policies and consider changes in the structure of the Funds or dissolution.

  If and when a Fund invests in municipal lease obligations, the possibility exists that a municipality may not appropriate the funds for lease payments. The FUND's Board of Trustees will be responsible for determining, on an ongoing basis, the credit quality of such leases, including an assessment of the likelihood of cancellation of any such lease.

NONINVESTMENT GRADE BONDS

  The Massachusetts Fund's investment policy allows the Fund to invest a portion (not to exceed 20%) of its assets in high yield, high risk municipal bonds. The degree to which the Fund will hold such securities will, among other things, depend upon Keystone's economic forecast and its judgment as to the comparative values offered by high yield, high risk bonds and higher quality bonds. The Massachusetts Fund seeks to invest up to 20% of its assets aggressively and to maximize return over time from a combination of many factors, including high current income and capital appreciation from high yield, high risk bonds. Although the total amount invested in high yield, high risk securities will not exceed 20% of the assets of the Massachusetts Fund, the Fund may (as a non-diversified fund) invest as much as the entire 20% in the securities of a single issuer. To that extent, the Massachusetts Fund may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Fund were more broadly diversified.

  Such aggressive investing involves risks that are greater than the risks of investing in higher quality debt securities. These risks are discussed in greater detail below and include risks from (1) interest rate fluctuation; (2) changes in credit status, including weaker overall credit condition of issuers and risks of default; (3) industry, market and economic risk; (4) volatility of price resulting from broad and rapid changes in the value of underlying securities; and (5) greater price variability and credit risks of such high yield, high risk securities as zero coupon bonds and pay-in-kind ("PIK") securities.

  Specifically, investors should be aware of the following:

  (1) securities rated BB or lower by S&P or BA or lower by Moody's are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments;

  (2) the value of high yield, high risk securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities;

  (3) adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield, high risk securities held by the Fund;

  (4) the secondary market for high yield, high risk securities may be less liquid than the secondary market for higher quality securities, which may affect the value of certain high yield, high risk securities held by the Fund at certain times; and

  (5) high yield, high risk zero coupon securities may be subject to greater changes in value due to market conditions, the absence of a cash interest payment and the tendency of issuers of such securities to have weaker overall credit conditions than other high yield, high risk securities.

  These characteristics of high yield, high risk securities make them generally more appropriate for long term investment.

  If and when a Fund invests in zero coupon bonds, the Fund does not expect to have enough zero coupon bonds to have a material effect on dividends. The FUND has undertaken to a state securities authority to disclose that zero coupon securities pay no interest to holders prior to maturity, and that the interest on these securities is reported as income to a Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.

  These risks provide the opportunity for maximizing return over time on a portion of the Massachusetts Fund's assets, but may result in greater upward and downward movement of the net asset value per share of the Fund. As a result, they should be carefully considered by investors.

  The maximum return sought by the Massachusetts Fund with respect to up to 20% of its assets is ordinarily associated with securities in the lower rating categories of the recognized rating agencies or with securities that are unrated. Such high yield, high risk securities are generally rated BB or lower by S&P or Ba or lower by Moody's. The Fund may invest in securities that are rated as low as D by S&P and C- by Moody's. These rating categories are described in the section of this prospectus entitled "Additional Investment Information." The Fund intends to invest in D rated debt only in cases where, in Keystone's judgment, there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise. The Fund may also invest in unrated securities that, in Keystone's judgment, offer comparable yields and risks to those of securities that are rated as well as non-investment quality zero coupon and PIK securities.

  Since the Fund takes an aggressive approach to investing a portion of its assets, Keystone tries to maximize the return by controlling the risk associated with those investments through diversification, credit analyses, review of sector and industry trends, interest rate forecasts and economic analysis. Keystone's analysis of securities focuses on values based on factors such as asset values, earnings prospects and the quality of management of the company. In making investment recommendations, Keystone also considers current income, potential for capital appreciation, maturity structure, quality guidelines, coupon structure, average yield, percentage of zeros and PIKs, percentage of non-accruing items and yield to maturity.

  Keystone also considers the ratings of Moody's and S&P assigned to various securities, but does not rely solely on ratings assigned by Moody's and S&P because (1) Moody's and S&P assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of municipalities; and (2) there can be large differences among the current financial conditions of issuers within the same rating category.

TAX CONSIDERATIONS

  For a discussion of the tax considerations for each state and special factors, including the risks associated with investing in the municipal securities of a single state, see Exhibit A to this prospectus and Appendix A to the statement of additional information.

PRICING SHARES

  The net asset value of a Fund share is computed each day on which the New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange (currently 4:00 p.m. eastern time for the purpose of pricing Fund shares) except on days when changes in the value of a Fund's portfolio securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of its shares outstanding. Net asset value per share is calculated to two decimal places for purposes of purchases and redemptions of a Fund's shares.

  The Funds value municipal obligations on the basis of valuations provided by a pricing service, approved by the FUND's Board of Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Each Fund values its short-term instruments as follows: short-term instruments with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; short-term instruments having maturities of more than sixty days for which market quotations are readily available are valued at current market value; and short-term instruments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and which, in either case, reflects fair value as determined by the Board of Trustees. All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith according to procedures established by the Board of Trustees.

DIVIDENDS AND TAXES

  Each Fund intends to declare dividends from net investment income daily and distribute to its shareholders such dividends monthly and to declare and distribute all net realized long-term capital gains annually. Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Shareholders of a Fund who have not opted to receive cash prior to the payable date for any dividend from net investment income or the record date for any capital gains distribution will have the number of such shares determined on the basis of the Fund's net asset value per share computed at the end of that day after adjustment for the distribution. Net asset value is used in computing the number of shares in both capital gains and income distribution reinvestments. There is a possibility that shareholders may lose the tax-exempt status on accrued income on municipal bonds if shares of the Funds are redeemed before a dividend has been declared.

  As of April 1, 1995, in compliance with a recent ruling issued by the Internal Revenue Service ("IRS"), the FUND treats its 12b-1 fees for tax purposes as operating expenses rather than capital charges.

  Account statements and/or checks as appropriate will be mailed within seven days after the Fund pays the distribution. Unless the FUND receives instructions to the contrary before the record or payable date, as the case may be, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in shares. Instructions continue in effect until changed in writing.

  Each of the Funds intends to qualify in the future as a regulated investment company under the Code. Each Fund is a separate taxable entity for purposes of Code provisions applicable to regulated investment companies. Each of the Funds qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. Each Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a regulated investment company to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year. Any taxable distribution (1) would be declared in October, November or December to shareholders of record in such a month, (2) would be paid by the following January 31, and (3) would be includable in the taxable income of shareholders for the year in which such distribution was declared. If a Fund qualifies and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

  Each Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by a Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

  Any shareholder of a Fund who may be a "substantial user" of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax adviser concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

  Interest on certain "private activity bonds" issued after August 7, 1986, although otherwise tax exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, a Fund's exempt interest dividends will be treated the same way to the extent attributable to interest paid on such private activity bonds. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

  Since none of a Fund's income will consist of corporate dividends, no distributions will qualify for the corporate dividends received deduction.

  Each Fund intends to distribute its net capital gains as capital gain dividends; shareholders should treat such dividends as long-term capital gains. Such distributions will be designated as capital gain dividends by a written notice mailed to each shareholder no later than 60 days after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend and holds his shares for six months or less, then any allowable loss on disposition of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend.

  Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends; that portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

  The Funds may acquire options to "put" specified securities to municipal bond dealers or issuers from whom the securities are purchased. It is expected that each Fund will be treated for federal income tax purposes as the owner of the municipal bonds acquired subject to the put. The interest on the municipal bonds will be tax-exempt to the Funds, and the purchase prices paid by the Funds must be allocated between such securities and the puts based upon their respective fair market values. The IRS has not issued a published ruling on this matter and could reach a different conclusion.

STATE INCOME TAXES

  The exemption of interest on municipal bonds for federal income tax purposes does not necessarily result in exemption under the income, corporate or personal property tax laws of any state or city. Generally, individual shareholders of the Funds receive tax-exempt treatment at the state level for distributions derived from municipal securities of their state of residency. Texas does not currently impose any income tax on individuals or corporate shareholders (although Texas does impose a corporate franchise tax based, in part, on reportable federal taxable income on those corporations doing business in Texas). Florida does not currently impose any individual income tax, although it does impose a tax on corporate income. Each Fund will report to shareholders on a state by state basis the sources of its exempt interest dividends. For a further discussion of state tax treatment relating to each Fund, see Exhibit A to this prospectus.

  As mentioned above, at the end of each quarter, at least 50% of the value of a Fund's assets must be invested in municipal obligations in order for distributions to qualify as exempt interest dividends. Under particularly unusual circumstances, such as when a Fund is in a prolonged defensive investment position, it is possible that no portion of a Fund's distributions of income to its shareholders for a fiscal year would be exempt from federal income tax. The FUND does not presently anticipate, however, that such unusual circumstances will occur.

  The foregoing is only a summary of some of the important tax considerations generally affecting the FUND, its Funds and their shareholders. No attempt is made to present a detailed explanation of the federal or state income or other tax treatment of the FUND, its Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, shareholders are urged to consult their tax advisers with specific reference to their tax situation.

FUND MANAGEMENT AND EXPENSES
BOARD OF TRUSTEES
Under Massachusetts law, the FUND's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the FUND and its Funds. Subject to the authority of the Board of Trustees, Keystone serves as investment adviser to the FUND and its Funds and is responsible for the overall management of the FUND's business and affairs.


INVESTMENT ADVISER

  Keystone, the FUND's investment adviser, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("Keystone Investments"), located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  Keystone Investments is a corporation predominantly owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, its affiliates and the Keystone Investments Family of Funds.

  Pursuant to its Investment Advisory and Management Agreement with the FUND (the "Advisory Agreement"), Keystone provides investment advisory and management services to the FUND and each Fund.

  Each Fund pays Keystone a fee for its services at the annual rate set forth below:

                                                                     Aggregate
                                                               Net Asset Value
Management                                                       of the Shares
Fee                                                                of the Fund
------------------------------------------------------------------------------
0.55% of the first                                          $ 50,000,000, plus
0.50% of the next                                           $ 50,000,000, plus
0.45% of the next                                           $100,000,000, plus
0.40% of the next                                           $100,000,000, plus
0.35% of the next                                           $100,000,000, plus
0.30% of the next                                           $100,000,000, plus
0.25% of amounts over                                       $500,000,000

computed as of the close of business each business day and paid daily. During the year ended March 31, 1995, the Florida, Pennsylvania and Texas Funds paid or accrued to Keystone investment management and administrative services fees of $515,205 (0.52% of the Fund's average annual net assets), $357,852 (0.54% of the Fund's average annual net assets), and $25,402 (0.55% of the Fund's average annual net assets), respectively. During the year ended March 31, 1995, the New York Insured and Massachusetts Funds paid or accrued to Keystone investment management and administrative services fees of $63,808 (0.55% of the Fund's average annual net assets) and $43,636 (0.55% of the Fund's average annual net assets), respectively.

  The Advisory Agreement continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding shares of each Fund. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of Independent Trustees in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated as to any Fund, without penalty, on 60 days' written notice by the FUND or Keystone, or may be terminated as to a Fund by a vote of a majority of the shares of such Fund. The Advisory Agreement will terminate automatically upon its assignment.

  The FUND has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

FUND EXPENSES

  Each Fund will pay all of its expenses. In addition to the investment advisory and management fees discussed above, the principal expenses that each Fund is expected to pay include, but are not limited to, transfer, dividend disbursing and shareholder servicing agent costs and expenses; custodian costs and expenses; its pro rata portion of certain Trustees' fees, fees of its independent auditors, fees of the FUND's legal counsel and legal counsel to the FUND's Board of Trustees, fees payable to government agencies, including registration and qualification fees of the FUND, the Funds and their shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class of shares of a Fund will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses. Each Fund also pays its brokerage commissions, interest charges and taxes and certain extraordinary expenses.

  Until December 31, 1995, Keystone has voluntarily agreed to limit the expenses of the FUND's Class A, B, and C shares to 0.75%, 1.50%, and 1.50%, of each such class's respective average daily net assets. Thereafter, a redetermination of whether to continue these expense limitations and, if so, at what rates, will be made.

  Keystone will not be required to make such reimbursements to the extent it would result in a Fund's inability to qualify as a regulated investment company under the Code. In accordance with certain voluntary expense limitations in place during the fiscal year ended March 31, 1995, Keystone reimbursed the Florida, Pennsylvania, Texas, Massachusetts and New York Insured Funds (1) $89,179, $91,489, $35,517, $26,169 and $22,366, respectively, with respect to each Fund's Class A shares; (2) $68,953, $81,415, $38,490, $64,511, and $85,602, respectively, with respect to each Fund's Class B shares; and (3) $31,739, $27,453, $10,643, $24,181, and $18,786, respectively, with respect to each
Fund's Class C shares. Keystone does not intend to seek repayment for these amounts.

  Each Fund may be subject to certain annual state expense limitations.

  During the fiscal year ended March 31, 1995, the Florida, Pennsylvania and Texas Funds paid or accrued to Keystone Investor Resource Center, Inc. ("KIRC"), the FUND's transfer and dividend disbursing agent, $116,367, $108,073, and $6,215, respectively, for shareholder services. During the fiscal year ended March 31, 1995, the Massachusetts and New York Insured Funds paid or accrued $25,831 and $15,568 to KIRC for shareholder services. During the year ended March 31, 1995, the Florida, Pennsylvania, Texas, Massachusetts and New York Insured Funds paid or accrued to KIRC and Keystone Investments $13,052, $20,909, $13,870, $17,498 and $17,698, respectively, as reimbursement for certain accounting services. KIRC is a wholly-owned subsidiary of Keystone.

  For the fiscal year ended March 31, 1995, the Class A, B and C shares of the Florida, Pennsylvania and Texas Funds each paid 0.75%, 1.50% and 1.50%, respectively, of each Fund's average net assets in expenses.

  For the fiscal year ended March 31, 1995, the Class A, B and C shares of the Massachusetts Fund paid 0.46%, 1.24% and 1.23%, respectively, of average net assets in expenses. For the fiscal year ended March 31, 1995, the Class A, B and C shares of the New York Insured Fund paid 0.50%, 1.25% and 1.26%, respectively, of average net assets in expenses.

  The foregoing expenses are net of expense  reimbursements  made by Keystone in
connection  with  voluntary  expense   limitations.   See  also  the  "Financial
Highlights" tables beginning on page 8 of this prospectus.

PORTFOLIO MANAGER

  Betsy A. Blacher, a Keystone Senior Vice President and Group Head, has been primarily responsible for the management of each of the Funds since their inception and is responsible for the day-to-day management of the Florida Fund. Ms Blacher has more than 16 years of investment experience.

  Daniel A. Rabasco, a Keystone Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Pennsylvania, Texas, New York Insured and Massachusetts Funds since May 1, 1994. Mr. Rabasco has more than 7 years of investment experience.

SECURITIES TRANSACTIONS

  Under policies established by the Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for a Fund, Keystone may follow a policy of considering as a factor the number of shares of the Fund sold by such broker-dealer. In addition, broker-dealers executing portfolio transactions from time to time may be affiliated with the FUND, Keystone, the FUND's principal underwriter or their affiliates.

  A Fund may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising a Fund as well as in advising its other clients.

PORTFOLIO TURNOVER

  For the fiscal year ended March 31, 1994, the turnover rates for the Florida, Pennsylvania and Texas Funds were 113%, 37% and 56%, respectively.

  For the fiscal year ended March 31, 1995, the portfolio turnover rates for the Florida, Pennsylvania and Texas Funds were 129%, 97% and 58%, respectively.

  For the fiscal year ended March 31, 1995, the portfolio turnover rates for the Massachusetts and New York Insured Funds were 77% and 77%, respectively.

HOW TO BUY SHARES

  Shares of each Fund may be purchased from any broker-dealer that has a selling agreement with the Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) (the "Principal Underwriter"), the Fund's principal underwriter. The Principal Underwriter is a wholly-owned subsidiary of Keystone and is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  In addition, you may open an account for the purchase of shares of a Fund by mailing to the FUND, c/o KIRC, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the FUND. You may also open an account by telephoning 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds. You must then send in a completed account application. Subsequent investments in Fund shares, in any amount, may be made by check, by wiring federal funds or by an electronic funds transfer ("EFT").

  Orders for the purchase of shares of a Fund will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Principal Underwriter (generally as of the close of the Exchange on that day) plus, in the case of Class A shares, the applicable sales charge. Orders received by dealers or other firms prior to the close of the Exchange and received by the Principal Underwriter prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. The FUND reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly.

  Orders for shares of a Fund received other than as stated above will receive the offering price equal to the net asset value per share next determined (generally the next business day's offering price) plus, in the case of Class A shares, the applicable sales charge.

  Your initial purchase must be at least $1,000. There is no minimum amount for subsequent purchases.

  Shares become entitled to income distributions declared on the first business day following receipt by KIRC of payment for the shares. It is the investor's responsibility to see that his dealer promptly forwards payment to the Principal Underwriter for shares being purchased through the dealer.

  The FUND reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholder inquiries should be directed to KIRC by calling toll free 1-800-343-2898 or writing to KIRC or to the firm from which you received this prospectus.

ALTERNATIVE SALES OPTIONS
  Generally, each Fund offers three classes of shares:

CLASS A SHARES -- FRONT END LOAD OPTION
  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a deferred sales charge when they are redeemed except as follows: Class A shares purchased on or after April 10, 1995 (1) in an amount equal to or exceeding $1,000,000 or (2) by a corporate qualified retirement plan or a non-qualified deferred compensation plan sponsored by a corporation having 100 or more eligible employees (a "Qualifying Plan"), in either case without a front end sales charge, will be subject to a contingent deferred sales charge for the 24 month period following the date of purchase. Certain Class A shares purchased prior to April 10, 1995 may be subject to a deferred sales charge upon redemption during the one year period following the date of purchase.

CLASS B SHARES -- BACK END LOAD OPTION
  Class B shares are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a contingent deferred sales charge if they are redeemed. Class B shares purchased on or after June 1, 1995 are subject to a deferred sales charge upon redemption during the 72 month period following the month of purchase. Class B shares purchased prior to June 1, 1995 are subject to a deferred sales charge upon redemption during the four calendar years following purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares without the imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

CLASS C SHARES -- LEVEL LOAD OPTION
  Class C shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within one year after the date of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with the Principal Underwriter.

  Class A and B shares, pursuant to their Distribution Plans, currently pay an annual service fee of 0.15% of the Fund's average daily net assets attributable to that class, and Class C shares pay an annual service fee of 0.25% of the Fund's average daily net assets attributable to Class C. In addition to the service fee, the Class B and Class C Distribution Plans provide for the payment of an annual distribution fee of up to 0.75% of the average daily net assets attributable to their respective classes.

  Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading the cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the length of investment.

  The Fund will not normally accept any purchase of Class B shares in the amount of $250,000 or more and will not normally accept any purchase of Class C shares in the amount of $1,000,000 or more.

                   ---------------------------------------

CLASS A SHARES

  Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                                   AS A % OF          CONCESSION TO
                                                   AS A % OF      NET AMOUNT      DEALERS AS A % OF
AMOUNT OF PURCHASE                            OFFERING PRICE       INVESTED*         OFFERING PRICE
---------------------------------------------------------------------------------------------------
Less than $100,000 .....................               4.75%           4.99%                  4.25%
$100,000 but less than $250,000 ........               3.75%           3.90%                  3.25%
$250,000 but less than $500,000 ........               2.50%           2.56%                  2.25%
$500,000 but less than $1,000,000 ......               1.50%           1.52%                  1.50%
---------

 *Rounded to the nearest one-hundredth percent.

                   ---------------------------------------

  Purchases of a Fund's Class A shares in the amount of $1 million or more and/or purchases of Class A shares made by a Qualifying Plan will be at net asset value without the imposition of a front-end sales charge (each such purchase, an "NAV Purchase").

  With respect to NAV Purchases, the Principal Underwriter will pay broker/ dealers or others concessions based on (1) the investor's cumulative purchases during the one-year period beginning with the date of the initial NAV Purchase and (2) the investor's cumulative purchases during each subsequent one-year period beginning with the first NAV Purchase following the end of the prior period. For such purchases, concessions will be paid at the following rate:
0.50% of the investment amount up to $4,999,999, plus 0.25% of the investment amount over $4,999,999.

  Class A shares acquired on or after April 10, 1995 in an NAV Purchase are subject to a contingent deferred sales charge of 0.50% upon redemption during the 24 month period commencing on the date the shares were originally purchased. Certain Class A shares purchased without a front-end sales charge prior to April 10, 1995 are subject to a contingent deferred sales charge of 0.25% upon redemption during the one-year period commencing on the date such shares were originally purchased.

  The sales charge is paid to the Principal Underwriter, which in turn normally reallows a portion to your broker-dealer. In addition, your broker-dealer currently will be paid periodic service fees at an annual rate of up to 0.15% of the average daily net asset value of Class A shares maintained by such recipient outstanding on the books of the FUND for specified periods.

  Upon written notice to dealers with whom it has dealer agreements, the Principal Underwriter may reallow up to the full applicable sales charge.

  Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of a Fund alone or in combination with Class A shares of other Keystone America Funds. See Exhibit B to this prospectus. Initial sales charges may also be eliminated for persons purchasing Class A shares that are included in a managed fee based program (wrap account) through broker dealers who have entered into special agreements with the Principal Underwriter.

  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within six months after a change in the registered representative's employment, where the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by Keystone or its affiliates; and the shareholder either (1) paid a front end sales charge, or (2) was at some time subject to, but did not actually pay, a contingent deferred sales charge with respect to the redemption proceeds.

  In addition, since January 1, 1995 and through June 30, 1995 and upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within six months after the redemption of shares of any registered open-end investment company not distributed or managed by Keystone or its affiliates, where the amount invested represents redemption proceeds from such unrelated registered open-end investment company, and the shareholder either (1) paid a front end sales charge, or (2) was at some time subject to, but did not actually pay, a contingent deferred sales charge with respect to the redemption proceeds.

CLASS A DISTRIBUTION PLAN

  Each Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan") that provides for expenditures by the Fund, currently limited to 0.15% annually of the average daily net asset value of Class A shares, in connection with the distribution of Class A shares. Payments under each Class A Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) as service fees at an annual rate of up to 0.15% of the average daily net asset value of Class A shares maintained by the recipients outstanding on the books of the Fund for specified periods.

CLASS B SHARES

  Class B shares are offered at net asset value, without an initial sales charge.

  With respect to Class B shares purchased on or after June 1, 1995, each Fund, with certain exceptions, imposes a deferred sales charge in accordance with the following schedule:

                                                                DEFERRED
                                                                 SALES
                                                                 CHARGE
REDEMPTION TIMING                                                IMPOSED
-----------------                                                -------

First twelve month period following month of purchase .......     5.00%
Second twelve month period following month of purchase ......     4.00%
Third twelve month period following month of purchase .......     3.00%
Fourth twelve month period following month of purchase ......     3.00%
Fifth twelve month period following month of purchase .......     2.00%
Sixth twelve month period following month of purchase .......     1.00%

No deferred sales charge is imposed on amounts redeemed thereafter.

  With respect to Class B shares sold prior to June 1, 1995, each Fund, with certain exceptions, imposes a deferred sales charge of 3.00% on shares redeemed during the calendar year of purchase and the first calendar year after the year of purchase; 2.00% on shares redeemed during the second calendar year after the year of purchase; and 1.00% on shares redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

  When imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by deferred sales charges retained by the Principal Underwriter. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

  Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares (which are subject to a lower Distribution Plan charge) without imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will similarly convert to Class A shares at the end of seven calendar years after the year of purchase. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to KIRC.) The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may vary from that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the FUND's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

CLASS B DISTRIBUTION PLANS

  Each Fund has adopted Distribution Plans with respect to its Class B shares (the "Class B Distribution Plans") that provide for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class B shares (currently limited to 0.90%) to pay expenses of the distribution of Class B shares. Payments under the Class B Distribution Plans are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) (1) as commissions for Class B shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and
(2) in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to brokers or others a commission equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.15% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party will receive service fees at an annual rate of 0.15% of the average daily net asset value of such Class B share maintained by the recipient outstanding on the books of the Fund for specified periods. See "Distribution Plans" below.

  With respect to the FUND's Class B shares only, for the period June 1, 1995 to August 31, 1995, the Principal Underwriter will reallow an increased commission equal to 4.85% of the price paid for each Class B share sold to those broker/dealers or others who allow their individual selling representatives to participate in the additional 0.85% commission.

CLASS C SHARES

  Class C shares are offered only through dealers who have special distribution agreements with the Principal Underwriter. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, each Fund may impose a deferred sales charge of 1.00% on shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

CLASS C DISTRIBUTION PLAN

  Each Fund has adopted a Distribution Plan with respect to its Class C shares (the "Class C Distribution Plan") that provides for expenditures at an annual rate of up to 1.00% of the average daily net asset value of Class C shares (currently limited to 0.90%) to pay expenses of the distribution of Class C shares. Payments under the Class C Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers)
(1) as commissions for Class C shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above. The Principal Underwriter generally reallows to brokers or others a commission in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold, and, beginning approximately fifteen months after purchase, a commission at an annual rate of 0.75% (subject to NASD rules -- see
"Distribution   Plans")   plus  service  fees  at  the  annual  rate  of  0.25%,
respectively, of the average daily net asset value of each Class C share maintained by the recipients outstanding on the books of the Fund for specified periods. See "Distribution Plans" below.

CONTINGENT DEFERRED SALES CHARGE AND WAIVER OF SALES CHARGES

  Any contingent deferred sales charge imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at time of purchase of such shares. No contingent deferred sales charge is imposed when amounts redeemed are derived from (1) increases in the value of an account above the net cost of such shares due to increases in the net asset value per share of such shares; (2) certain shares with respect to which a Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than one year or two years, as the case may be, from the date of purchase; (4) Class B shares held during more than four consecutive calendar years or more than 72 months after the month of purchase, as the case may be; or (5) Class C shares held for more than one year from date of purchase. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

  Each Fund may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a contingent deferred sales charge to certain Directors, Trustees, officers and employees of the Fund and Keystone and certain of their affiliates, to registered representatives of firms with dealer agreements with the Principal Underwriter and to a bank or trust company acting as a trustee for a single account.

  With respect to Class A shares purchased by a Qualifying Plan at net asset value or Class C shares purchased by a Qualifying Plan, no contingent deferred sales charge will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan (as a whole) redeems substantially all of its assets.

  In addition, no contingent deferred sales charge is imposed on a redemption of shares of a Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old;
(4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under an automatic withdrawal plan of up to 1 1/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.


ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

  From time to time, the Principal Underwriter may provide promotional incentives, including reallowance of up to the entire sales charge, to certain dealers whose representatives have sold or are expected to sell significant amounts of a Fund. In addition, from time to time, dealers may receive additional cash payments. The Principal Underwriter may provide written information to dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such dealers for their representatives as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency such as the National Association of Securities Dealers, Inc. ("NASD"). Dealers to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.

  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to 0.25% of the value of shares sold by such dealer.

  The Principal Underwriter may also pay a transaction fee (up to the level of payments allowed to dealers for the sale of shares, as described above) to banks and other financial services firms that facilitate transactions in shares of a Fund for their clients. The Glass-Steagall Act currently limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

DISTRIBUTION PLANS

  As discussed above, each Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  The NASD currently limits the amount that a Fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The rule limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that a Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of a 12b-1 Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

  The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from a Fund. The Principal Underwriter intends to seek full payment of such charges from a Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by a Fund would be within the permitted limits.

  If the FUND's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the FUND incurs the maximum amount of costs allowed by a Distribution Plan. If a Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

  In connection with financing its distribution costs, including commission advances to dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The FUND has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the FUND may be subject to possible adverse distribution consequences.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

  For the Florida, Pennsylvania, Texas, Massachusetts and New York Insured Funds, unreimbursed Class B Distribution Plan expenses at March 31, 1995 were $3,196,058 (6.26% of Class B net assets), $1,923,455 (6.27% of Class B net assets), $145,495 (6.73% of Class B net assets), $384,672 (6.24% of Class B net assets), and $728,940 (6.12% of Class B net assets), respectively.

  For the year ended March 31, 1995, the Florida, Pennsylvania, Texas, Massachusetts and New York Insured Funds paid the Principal Underwriter (1) $66,246, $44,697, $2,847, $1,829, and $3,025, respectively, pursuant to each
Fund's Class A Distribution Plan; (2) $345,221,  $244,404, $18,613, $40,387, and
$70,227,  respectively,  pursuant to each Fund's Class B Distribution  Plan; and
(3) $140,405, $81,781, $5,377, $15,014, and $15,895,  respectively,  pursuant to each Fund's Class C Distribution Plan.

  Dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

HOW TO REDEEM SHARES

  Your shares of a Fund may be redeemed for cash at their net asset value upon written order by you to the FUND, c/o KIRC, and presentation to the FUND of a properly endorsed share certificate if certificates have been issued. Your signature(s) on the written order and certificates must be guaranteed as described below. In order to redeem by telephone or to engage in telephone transactions generally, you complete the authorization in your account application. Proceeds for shares redeemed by telephonic order will be deposited by wire or EFT only to the bank account designated in your account application.

  The redemption value equals the net asset value per share then determined and may be more or less than your cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption.

  If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you.

  At various times, the FUND may be requested to redeem shares for which it has not yet received good payment. In such a case, the FUND will mail the redemption proceeds upon clearance of the purchase check, which may take up to 15 days or more. Any delay may be avoided by purchasing shares with a certified check drawn on a U.S. bank or by bank wire of funds. Although the mailing of a redemption check or the wiring of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon-receipt of proper documentation. In such a case, after redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the mailing of redemption proceeds has been delayed, the check will be mailed or the proceeds wired promptly after good payment has been collected.

  The FUND computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption less any applicable contingent deferred sales charge (as described above) will be made within seven days thereafter except as discussed herein.

  You may also redeem your shares through broker-dealers. The Principal Underwriter, acting as agent for the FUND, stands ready to repurchase a Fund's shares upon orders from dealers at the redemption value described above computed on the day the Principal Underwriter receives the order. If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fees for this service.
However, your broker-dealer may do so.

  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A U.S. COMMERCIAL BANK OR TRUST COMPANY OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES ACT OF 1934 AND KIRC'S POLICIES. The FUND and KIRC may waive this requirement, but may also require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less where the account address of record has been the same for a minimum period of 30 days. The FUND and KIRC reserve the right to withdraw this waiver at any time.

  If the FUND receives a redemption order, but you have not clearly indicated the amount of money or number of shares of the Fund involved, the FUND cannot execute the order. In such cases, the FUND will request the missing information from you and process the order on the day such information is received.

TELEPHONE

  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898.

  In order to insure that instructions received by KIRC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  If the redemption proceeds are less than $2,500, they will be mailed by check. If they are $2,500 or more, they will be mailed, wired or sent by EFT to your previously designated bank account as you direct. If you do not specify how you wish your redemption proceeds to be sent, they will be mailed by check.

  If you cannot reach the FUND by telephone, you should follow the procedures for redeeming by mail or through a broker as set forth herein.

SMALL ACCOUNTS

  Due to the high cost of maintaining small accounts, the FUND reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level.

REDEMPTIONS IN KIND

  If conditions arise that would make it undesirable for the FUND to pay for all redemptions in cash, the FUND may authorize payment to be made in portfolio securities or other property. The FUND has obligated itself, however, under the 1940 Act to redeem for cash all shares of a Fund presented for redemption by any one shareholder in any 90-day period up to the lesser of $250,000 or 1% of the Fund's net assets. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and, to the extent permitted by law, would be readily marketable. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

GENERAL

  The FUND reserves the right at any time to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose or change fees including fees for services in connection with exchanges.

  Except as otherwise noted, neither the FUND, KIRC nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Keystone Automated Response Line ("KARL") or by telephone. KIRC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the FUND, KIRC nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that KIRC reasonably believes to be genuine.

  The FUND may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the FUND cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

SHAREHOLDER SERVICES

  Details on all shareholder services may be obtained from KIRC by writing or by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE

  KARL offers you specific fund account information and price, total return and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES

  If you have obtained the appropriate prospectus, you may exchange shares of a Fund for shares of certain other Keystone America Funds and Keystone Liquid Trust ("KLT") as follows:

    Class A shares may be exchanged for Class A shares of other Keystone America Funds and Class A shares of KLT;

    Class B shares may be exchanged for the same type of Class B shares of other Keystone America Funds and the same type of Class B shares of KLT; and

    Class C shares may be exchanged for Class C shares of other Keystone America Funds and Class C shares of KLT.

The exchange of Class B shares and Class C shares will not be subject to a contingent deferred sales charge. However, if the shares being tendered for exchange are

    (1) Class A shares acquired in an NAV Purchase or otherwise without a front end sales charge,

    (2) Class B shares that have been held for less than 72 months or four years, as the case may be, or

    (3) Class C shares that have been held for less than one year,

and are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction.

  You may exchange shares by calling toll free
1-800-343-2898, by writing KIRC or by calling KARL. Shares purchased by check are eligible for exchange after 15 days. There is a $10.00 fee for each exchange. If an exchange order is made by an individual investor using KARL, there is no fee. The FUND reserves the right, after providing shareholders with any required notice to shareholders, to terminate this exchange offer or to change its terms, including the right to change the fee for any exchange.

  Orders to exchange a certain class of shares of a Fund for the corresponding class of shares of KLT will be executed by redeeming the shares of the Fund and purchasing the corresponding class of shares of KLT at the net asset value of KLT shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the FUND prior to 4:00 p.m. eastern time on any day the FUND is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the FUND. Therefore, the FUND, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the Funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of the Fund being acquired. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the Fund being acquired may legally be sold.

KEYSTONE AMERICA MONEY LINE

  Keystone America Money Line eliminates the delay of mailing a check or the expense of wiring funds. You must request the service on your application.
Keystone America Money Line allows you to authorize electronic transfers of money to purchase a Fund's shares in any amount and to redeem up to $50,000 worth of a Fund's shares. You can use Keystone America Money Line like an "electronic check" to move money between your bank account and your account in the FUND with one telephone call. You must allow two business days after the call for the transfer to take place. For money recently invested, you must allow normal check clearing time before redemption proceeds are sent to your bank.

  You may also arrange for systematic monthly or quarterly investments in your Keystone America account. Once proper authorization is given, your bank account will be debited to purchase shares in the Fund specified in your account application. You will receive confirmation from the Principal Underwriter for every transaction.

  To change the amount of or terminate a Keystone America Money Line service (which could take up to 30 days), you must write to KIRC, P.O. Box 2121, Boston, Massachusetts 02106-2121, and include your account number.

AUTOMATIC WITHDRAWAL PLAN

  Under an Automatic Withdrawal Plan, if your account for a Fund's shares has a value of at least $10,000, you may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1.5% per month or 4.5% per quarter of the total net asset value of the Fund shares in your account when the Automatic Withdrawal Plan is opened. Excessive withdrawals may decrease or deplete the value of your account. Because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of a Fund's shares while participating in an Automatic Withdrawal Program.

DOLLAR COST AVERAGING

  Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Keystone America Fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high, which may cause a lower average cost per share than a less systematic investment approach.

  Prior to participating in dollar cost averaging, you must have established an account in a Keystone America Fund or a money market fund managed or advised by Keystone. You should designate on the application the dollar amount of each monthly or quarterly investment (minimum $100) you wish to make and the fund in which the investment is to be made. Thereafter, on the first day of the designated month an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund. If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent.

TWO DIMENSIONAL INVESTING

  You may elect to have income and capital gains distributions from any class of Keystone America Fund shares you may own automatically invested to purchase the same class of shares of any other Keystone America Fund. You may select this service on the application and indicate the Keystone America Fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent. Two dimensional investing is available only in states where shares of the Fund being acquired may legally be sold.

OTHER SERVICES

  Under certain circumstances, you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value.

PERFORMANCE DATA

  From time to time a Fund may advertise "total return," "current yield" and a "tax equivalent yield." ALL FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Total return and current yield are computed separately for each class of shares of a Fund. Total return refers to a Fund's average annual compounded rates of return over specified periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the maximum sales charge and all recurring charges, if any, applicable to all shareholder accounts. The exchange fee is not included in the calculation.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period. Such yield will include income from sources other than municipal obligations, if any.

  Tax equivalent yield is, in general, the current yield divided by a factor equal to one minus a stated income tax rate and reflects the yield a taxable investment would have to achieve in order to equal on an after-tax basis a tax-exempt yield.

  Any  given  yield  or  total  return   quotation   should  not  be  considered
representative of a Fund's yield or total return for any future period.

  The FUND may also include comparative performance information for each class of shares when advertising or marketing the FUND's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., S&P, Ibbotson Associates or other industry publications.

FUND SHARES

  The FUND currently issues shares of five separate series evidencing interests in different portfolio securities, and each Fund generally issues three classes of shares. The FUND is authorized to issue additional series or classes of shares. Shares of a Fund participate in dividends and distributions and have equal voting, liquidation and other rights with other shares of the Fund except that (1) expenses related to the distribution of each class of shares, or other expenses that the Board of Trustees may designate as class expenses, from time to time, are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to its Distribution Plan; (3) each class has different exchange privileges; and (4) each class generally has a different designation. When issued and paid for, the shares of each Fund will be fully paid and nonassessable by the FUND. Shares of each Fund may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions.


  Shareholders of a Fund are entitled to one vote for each full share owned and fractional votes for fractional shares on all matters subject to Fund vote. Shares of a Fund vote together except when required by law to vote separately by class. The FUND does not have annual meetings. The FUND will have special meetings, from time to time, as required under its Declaration of Trust and under the 1940 Act. As provided in the FUND's Declaration of Trust, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. As prescribed by Section 16(c) of the 1940 Act, shareholders may be eligible for shareholder communication assistance in connection with the special meeting.


  Under Massachusetts law, it is possible that a FUND shareholder may be held personally liable for the FUND's obligations. The FUND's Declaration of Trust provides, however, that shareholders shall not be subject to any personal liability for the FUND's obligations and provides indemnification from FUND assets for any shareholder held personally liable for the FUND's obligations. Disclaimers of such liability are included in each Fund agreement.


ADDITIONAL INFORMATION

  KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142-1519, is a wholly-owned subsidiary of Keystone. As previously mentioned, KIRC serves as the FUND's transfer agent and dividend disbursing agent.


  When the FUND determines from its records that more than one account in the FUND is registered in the name of a shareholder or shareholders having the same address, upon notice to those shareholders, the FUND intends, when an annual report or a semi-annual report of the FUND is required to be furnished, to mail one copy of such report to that address.

  Except as otherwise stated in this prospectus or required by law, the FUND reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                      ADDITIONAL INVESTMENT INFORMATION
                     CORPORATE AND MUNICIPAL BOND RATINGS

S&P CORPORATE AND MUNICIPAL BOND RATINGS

A.  MUNICIPAL NOTES

  An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment:

  1. amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note); and

  2. source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note ratings are as follows:

  1. SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are
     given a plus (+                              ) designation.

  2. SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

  3. SP-3 -- Speculative capacity to pay principal and interest.

B.  TAX EXEMPT DEMAND BONDS

  S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+ "). For the newer "demand notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP -- 1+ / A-1+ ").

C.  CORPORATE AND MUNICIPAL BOND RATINGS

  An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

  The ratings are based, in varying degrees, on the following considerations:

    1. likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2. nature of and provisions of the obligation; and

    3. protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  PLUS (+ ) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

D.  BOND RATINGS

  Bond ratings are as follows:

  1. AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

  3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

A.  MUNICIPAL NOTES

  A Moody's rating for municipal short-term obligations will be designated Moody's Investment Grade or ("MIG"). These ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and the short-term cyclical elements are critical in short-term ratings.

  A short-term rating may also be assigned on issues with a demand feature -- variable rate demand obligation ("VRDO"). Such ratings will be designated as VMIG. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on the external liquidity.

  The note ratings are as follows:

  1. MIG1/VMIG1 This designation denotes the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

  2. MIG2/VMIG2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

  3. MIG3/VMIG3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

  4. MIG4/VMIG4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

B.  CORPORATE AND MUNICIPAL BOND RATINGS

  1. Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  2. Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

  3. A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

  4. Baa -- Bonds rated Baa are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  CON. (--) -- Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (1) earnings of projects under construction, (2) earnings of projects unseasoned in operation experience, (3) rentals that begin when facilities are completed, or (4) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Those municipal bonds in the Aa, A, and Baa groups that Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, and Baa 1.

FITCH CORPORATE AND MUNICIPAL RATINGS

A.  MUNICIPAL NOTES

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally three years or less. These include commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  The note ratings are as follows:

  1. F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  2. F-1  Very Strong Credit Quality. Issues assigned this rating reflect an
assurance   of   timely   payment only slightly less in degree than issues rated
F-1+                              .

  3. F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the two higher ratings.

  4. F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

B.  CORPORATE AND MUNICIPAL BOND RATINGS

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+ ) OR MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

A CONDITIONAL rating is premised on the successful completion of a project or the occurrence of a specific event.

  Debt rated BB, B, CCC, CC and C by S&P is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C1 by S&P is debt (income bonds) on which no interest is being paid. Debt rated D by S&P is in default and payment of interest and/ or repayment of principal is in arrears. Bonds that are rated Caa by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca by Moody's represent obligations that are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds that are rated C by Moody's are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated BB, B, CCC, CC, and C by Fitch is regarded as speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C represents the highest degree of speculation. Debt rated DDD, DD, and D are in default on interest and/or principal payments.

DESCRIPTIONS OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES AVAILABLE TO THE FUNDS

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS
  The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and a Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS

  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES

  Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes acquired by a Fund permit a Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by a Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, a Fund may invest in them only if at the time of an investment the issuer meets the criteria established for commercial paper discussed in the statement of additional information.

REPURCHASE AGREEMENTS

  A Fund may enter into repurchase agreements with member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by Keystone to be creditworthy. Such persons must be registered as U.S. government securities dealers with appropriate regulatory organizations. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Under a repurchase agreement, the seller must maintain the value of the securities subject to the agreement at not less than the repurchase price, such value being determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Funds only intend to enter into repurchase agreements that provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the FUND's custodian or in the Federal Reserve book entry system. The Funds do not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and
(3) expenses of enforcing its rights. The Board of Trustees has established procedures to evaluate the creditworthiness of each party with whom each Fund enters into repurchase agreements by setting guidelines and standards of review for Keystone and monitoring Keystone's actions with regard to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. Each Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will establish a segregated account with the FUND's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. Borrowing and reverse repurchase agreements magnify the potential for gain or loss on the portfolio securities of a Fund and, therefore, increase the possibility of fluctuation in the Fund's net asset value. Such practices may constitute leveraging. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. The staff of the Securities and Exchange Commission ("SEC") has taken the position that the 1940 Act treats reverse repurchase agreements as being included in the percentage limit on borrowings imposed on a fund.

"WHEN ISSUED" SECURITIES

  Each Fund may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued or delayed delivery transactions arise when securities or currencies are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When a Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in a Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. A Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent each Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

LOANS OF SECURITIES TO BROKER-DEALERS

  Each Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash or securities of the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to a Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. A Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

DERIVATIVES

  Each Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

  Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each Fund is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Funds use futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to a Fund's shareholders. Keystone is not an aggressive user of derivatives with respect to the Funds. However, a Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of a Fund's investment objectives and policies.

  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created. Further information regarding options and futures, is provided later in this section and is provided in the FUND's statement of additional information.

  Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

  While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Fund.

* Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to a Fund's interest.

* Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

* Credit Risk -- This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

* Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

* Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

* Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

OPTIONS TRANSACTIONS

  WRITING COVERED OPTIONS. The Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Fund also may write straddles (combinations of covered puts and calls on the same underlying security).

  Each Fund may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If a Fund has written options against all of its securities which are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. However, the Funds do not expect that this will occur.

  Each Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

  The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

  PURCHASING OPTIONS. Each Fund may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series.

  If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying security or dispose of assets held in a segregated account until the options expire or are exercised.

  An option position may be closed out only in a secondary market for an option of the same series. Although a Fund generally will write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect a closing transaction in a particular option.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Fund's ability to use such options to achieve its investment objective.

  OPTIONS TRADING MARKETS. Options in which each Fund will trade generally are listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to a Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, each Fund is subject to the investment restrictions described in this prospectus and in the statement of additional information.

  The staff of the SEC is of the view that the premiums that a Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by a Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its investment restriction relating to illiquid investments.

FUTURES TRANSACTIONS

  Each Fund may enter into currency and other financial futures contracts and write options on such contracts. Each Fund intends to enter into such contracts and related options for hedging purposes. Each Fund will enter into futures on securities or currencies or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. A Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

  Each Fund may sell or purchase futures contracts. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, each Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. Each Fund intends to purchase futures contracts in order to establish what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.

  Each Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by a Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires a Fund to pay a premium. In exchange for the premium, a Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, a Fund's loss will be limited to the amount of the premium and any transaction costs.

  Each Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. A Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

  Although futures and options transactions are intended to enable a Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between a Fund's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying a Fund's futures position and the securities or currencies held by or to be purchased for a Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

  The Funds do not intend to use futures transactions for speculation or leverage. Each Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by a Fund. The Funds will not change these policies without supplementing the information in the FUND's prospectus and statement of additional information.

FOREIGN CURRENCY TRANSACTIONS

  As discussed above, if permitted by its investment policies, each Fund may invest in securities of foreign issuers. When a Fund invests in foreign securities they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, a Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency a Fund will deliver or receive when the contract is completed) is fixed when a Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. Each Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if a Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although a Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of a Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Each Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

VARIABLE AND FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

  If permitted by its investment policies, a Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

INVERSE FLOATING RATE SECURITIES. If permitted by its investment policies, a Fund may also invest in securities with rates that move inversely to market rates ("inverse floaters"). An inverse floater bears an interest rate that resets in the opposite direction of the change in a specified interest rate index. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters tend to exhibit greater price volatility than fixed-rate bonds of similar maturity and credit quality. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Moreover, the secondary market for inverse floaters may be limited in rising interest rate environments.

  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value.

STRUCTURED SECURITIES. Structured securities generally represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

                                                                       EXHIBIT A
                        KEYSTONE FLORIDA TAX FREE FUND
DESCRIPTION OF STATE AND LOCAL TAX TREATMENT
  Florida does not presently impose an income tax on individuals and thus individual shareholders of the Florida Fund will not be subject to any Florida state income tax on distributions received from the Florida Fund. Shares of the Florida Fund may, however, be subject to Florida intangible personal property tax imposed on certain property held on January 1 of each year. Corporate shareholders, depending on the domicile of the corporation, may be subject to Florida corporate income taxes depending on the portion of the Florida Fund's income that is allocable to Florida under applicable Florida law.

  According to a technical assistance advisement from the State of Florida, Department of Revenue, shares of the Florida Fund owned by a Florida resident will be exempt from the intangible personal property tax so long as its portfolio assets consist 100% of securities that are exempt from the intangible personal property tax, including Florida municipal bonds and/or municipal bonds issued by the U.S. Government or the governments of Puerto Rico or Guam. The technical assistance advisement will not be binding on the Department of Revenue for any shareholder of the Fund; however, such advisements are considered helpful in understanding the Department's position on any particular tax issue.

SPECIAL FACTORS AFFECTING THE FLORIDA FUND

  Under current law, the State of Florida is required to maintain a balanced budget so that current expenses are met from current revenues. Florida does not currently impose a tax on personal income. It does impose a tax on corporate income derived from activities within the State. In addition, Florida imposes an ad valorem tax on certain intangible property (see above) as well as sales and use taxes. These taxes are the principal source of funds to meet State expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State.

  Florida's Constitution permits the issuance of state or municipal obligations pledging the full faith and credit of the State, with a concurring vote by the respective electors, to finance or refinance capital projects authorized by the Legislature. The State Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on state bonds pledging the full faith and credit of the State as they become due. All State tax revenues, other than trust funds dedicated by the State Constitution for other purposes, are available for such an appropriation, if required.

  On the other hand, municipalities and other political subdivisions of the State principally rely on a combination of ad valorem taxes on real property, user fees and occupational license fees to meet their day-to-day expenses including the repayment of principal of, and interest on, their obligations backed by their full faith and credit. (Revenue bonds, of course, are dependent on the revenue generated by a specific facility or enterprise.)

  Florida has experienced substantial population increases as a result of migration to Florida from other areas of the U.S. and from foreign countries. This population growth is expected to continue, and it is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State.

  Florida's ability to meet increasing expenses will be dependent in part upon the State's continued ability to foster business and economic growth. Florida has experienced significant increases in the technology-based and other light industries and in the service sector. This growth has diversified the State's overall economy, which at one time was dominated by the citrus and tourism industries. The State's economic and business growth could be restricted, however, by the natural limitations on Florida's water supplies.

                     KEYSTONE MASSACHUSETTS TAX FREE FUND
DESCRIPTION OF STATE AND LOCAL TAX TREATMENT
  Under Massachusetts law, individual shareholders of the Massachusetts Fund who are subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on dividends paid by the Massachusetts Fund to the extent such dividends are exempt from federal income tax and are derived from interest payments on Massachusetts municipal securities. Long term capital gains distributions are taxable as long term capital gains, except that such distributions derived from the sale of certain Massachusetts obligations are exempt from Massachusetts personal income tax. These obligations, which are few in number, are those issued pursuant to legislation that specifically exempts gain on their sale from Massachusetts income taxation. Dividends and other distributions are not exempt from Massachusetts corporate excise tax.

SPECIAL FACTORS AFFECTING THE MASSACHUSETTS FUND

  During the past decade, the Massachusetts economy shifted from labor intensive manufacturing to services, especially in the medical and biotechnology areas. Although The Commonwealth experienced an economic slowdown during the recession, especially in high technology, real estate, banking, and defense, there are signs of improvement. While roughly 9.5% of the employment base was lost between 1989 and 1991, employment rose 0.4% between November, 1992 and November, 1993. Although job losses continued in high tech manufacturing and finance during 1992 and 1993, strong gains were registered in services, construction and high tech non-manufacturing. The December, 1993 unemployment rate was 6.3% compared to 6.4% for the nation. In addition, per capita personal income averaged 118% of the national average in 1992.

  Although The Commonwealth experienced quite a slowdown during the recession with spending exceeding revenues, beginning in 1991 the Commonwealth has experienced a turn-around in its finances with revenues exceeding spending. Budgeted expenditures for fiscal 1989, 1990 and 1991 were approximately $12.643 billion, $13.260 billion and $13.659 billion, respectively while budgeted revenues and other sources for those years were approximately $11.970 billion, $12.008 billion and $13.634 billion, respectively. By comparison, budgeted revenues and other sources increased by approximately 0.7% from fiscal 1991 to fiscal 1992, while tax revenues increased by 5.4% for the same period. Budgeted expenditures in fiscal 1992 were 1.7% lower than fiscal 1991 budgeted expenditures. Furthermore, total revenues and other sources for fiscal 1993 increased approximately 6.9% from fiscal 1992, while tax revenues increased by 4.7% for the same period. Budgeted expenditures and other uses in fiscal 1993 were approximately 9.6% higher than fiscal 1992 expenditures and other uses. Fiscal 1993 ended with positive fund balances of $562.5 million, including a combined balance of $452.1 million in the stabilization and undesignated general funds. By comparison, The Commonwealth ended the 1989 fiscal year with fund balances in deficit by $319.3 million.

  The fiscal 1994 budget, as signed into law by the Governor on July 19, 1993, provides for expenditures of approximately $15.500 billion, an increase of 5.5% over fiscal 1993 levels. Budgeted revenues for fiscal 1994 are estimated to be approximately $15.483 billion, which is 5.3% higher than fiscal 1993 expenditures. This amount includes estimated tax revenues of approximately $10.560 billion, which is 6.3% higher than fiscal 1993 tax revenues. For fiscal 1994, a combined balance of $541.4 million is expected in the stabilization and undesignated general funds. The fiscal 1994 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.

  In June 1993, new comprehensive education reform legislation was enacted. It is expected that this legislation will require annual increases in expenditures for education purposes above fiscal 1993 base spending of $1.289 billion, of approximately $175 million in fiscal 1994, $141 million in fiscal 1995 and $662 million in fiscal 1996. The fiscal 1994 budget includes $175 million in appropriations to satisfy this legislation.

  In November 1980, voters in The Commonwealth approved a state-wide limitation initiative petition, commonly known as Proposition 2 1/2, to constrain the levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities. Many communities have responded to the limitations of Proposition 2 1/2 through statutorily permitted overrides and exclusions. Override activity peaked in fiscal 1991 when 100 of 182 communities had successful votes, adding $58.5 million to their levy limits. During fiscal years 1992 and 1993, 123 communities had successful votes totalling $47.4 million. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.

  An  expanded   discussion   is  contained  in  the   statement  of  additional
information.

                   KEYSTONE NEW YORK INSURED TAX FREE FUND
DESCRIPTION OF STATE AND LOCAL TAX TREATMENT
  Individual shareholders of the New York Insured Fund who are subject to New York State and New York City personal income tax will not be subject to New York State or City personal income tax on dividends paid by the New York Insured Fund to the extent that they are derived from interest on obligations of the State of New York and its political subdivisions that is exempt from federal income tax. In addition, dividends derived from interest on debt obligations issued by certain other governmental entities (for example, U.S.
territories) will be similarly exempt.

  For New York State and City personal income tax purposes, long term capital gain distributions are taxable as long term capital gains regardless of the length of time shareholders have owned their shares. Short term capital gains and any other taxable income are taxable as ordinary income.

  To the extent that investors are obligated to pay state or local taxes outside of the State of New York, dividends earned by an investment in the New York Insured Fund may represent taxable income. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York State franchise taxes and to the New York City General Corporation Tax, if received by a corporation subject to those taxes, to state taxes in states other than New York and to local taxes in cities other than New York City.

SPECIAL FACTORS AFFECTING THE NEW YORK FUND

  The New York economy was severely impacted by the recession, but it has begun to show signs of recovery. The recession has been more severe in New York than in other parts of the nation, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. More than 564,000 jobs were lost during the recession, representing 7% of the pre-recession base. During 1993, employment continued to decline but at diminishing rates (a 0.3% decline during 1993), indicating a stabilizing economy. A modest job growth of approximately 0.8% is anticipated for 1994. It is anticipated that New York's service and trade sectors will be the major contributors to this growth, while the manufacturing sector is expected to continue to contract. The State's economy is significantly affected by New York City's economy by virtue of New York City's dominance in population and economic activity. New York City accounts for approximately 41% of the State's population and personal income.

  The revised 1993-1994 State Financial Plan is based on an economic projection that New York will perform more poorly than the nation as a whole. Many uncertainties exist in forecasts of the State's economy, which could have an adverse effect on the State, and there can be no assurance that the State economy will not experience worse-than-predicted results in the 1994 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

  For fiscal 1993, State financial operations produced a $671 million surplus on a general fund budget of nearly $31 billion. This surplus followed four years of operating deficits. On a GAAP basis, the accumulated general fund deficit peaked in 1991 at $6.2 billion and then decreased to $2.6 billion for fiscal 1993. Debt reform is the principal cause for this improvement. Short-term borrowing is only $850 million for the current fiscal year, the lowest level since 1969. To reduce borrowing costs and improve market access, the Governor is proposing a constitutional amendment to limit issuance of appropriation bonds and to create tax-backed debt.

  The State's updated financial plan estimates that fiscal 1994 will achieve an ending cash balance of approximately $299 million. This larger than anticipated surplus is a result of a stabilizing economy, improving tax collections and slowing expenditure growth. The 1993 and 1994 budgets were enacted in a timely manner and were based on realistic economic forecasts, conservative revenue assumptions and some spending restraint. The Governor's proposed budget for fiscal 1995 provides for general fund spending growth of 4.3%, use of the current year surplus, modest tax cuts and a small level of non-recurring measures. The fiscal 1995 financial plan is based on a forecast of slow economic growth and projects increases in the personal income tax and user taxes and fees of 5.3% and 4.1%, respectively.

  Significant litigation exists at the State level of government. A suit filed by a taxpayer activist challenges the constitutionality of the transportation financing plan. Also, in November 1993, the Court of Appeals affirmed a lower court's decision, declaring that a change in the actuarial funding method for determining contributions by the State and its local governments to their respective retirement systems was unconstitutional. The State may also be liable for significant payments related to a U.S. Supreme Court decision involving abandoned property.

  An  expanded   discussion   is  contained  in  the   statement  of  additional
information.

                     KEYSTONE PENNSYLVANIA TAX FREE FUND
DESCRIPTION OF STATE AND LOCAL TAX TREATMENT
  Individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal income tax, as either residents or non-residents of the
Commonwealth of Pennsylvania, will not be subject to Pennsylvania personal income tax on distributions of interest made by the Pennsylvania Fund that are attributable to (1) obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision (collectively, "Pennsylvania Obligations"); and (2) obligations of the United States and certain qualifying agencies, instrumentalities, territories and possessions of the United States, the interest from which are statutorily free from state taxation in the Commonwealth of Pennsylvania under the laws of the Commonwealth or the U.S. (collectively, "U.S. Obligations"). Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax. Distributions of gains attributable to Pennsylvania Obligations and U.S. Obligations (collectively "Exempt Obligations") will be subject to the Pennsylvania personal income tax.

  Shares of the Pennsylvania Fund that are held by individual shareholders who are Pennsylvania residents subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the Pennsylvania Fund's portfolio consists of Exempt Obligations on the annual assessment date. Nonresidents of the Commonwealth of Pennsylvania are not subject to the Pennsylvania county personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment income tax provided that the Pennsylvania Fund reports to its investors the percentage of Exempt Obligations held by it for the year. The Pennsylvania Fund will report such percentage to its shareholders.

  Distributions of interest, but not gains, realized on Exempt Obligations are not subject to the Pennsylvania corporate net income tax. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the Pennsylvania Fund are not considered exempt assets of a corporation for the purpose of determining its capital stock value subject to the Commonwealth's capital stock and franchise taxes.

SPECIAL FACTORS AFFECTING THE PENNSYLVANIA FUND

  Historically, Pennsylvania is among the leading states in manufacturing and mining, and its steel and coal industries have been of national importance.
However, due in part to the decline in the steel and coal industries, Pennsylvania's economy has become more diversified, with major new sources of growth in the service and trade sectors. The Commonwealth's unemployment rate is below the national average, and its per capita income is slightly above the national average. The Commonwealth's General Fund, through which taxes are received and debt service is made, had unappropriated balance surpluses for the years ended June 30, 1992 and June 30, 1993.

  The Pennsylvania Fund's yield and share price stability are tied in part to conditions within the Commonwealth. Changes in economic conditions in or governmental policies of the Commonwealth could have a significant impact on the performance of Pennsylvania Obligations held by the Pennsylvania Fund. For example, the Commonwealth's continued dependence on manufacturing, mining and steel has made the Commonwealth vulnerable to cyclical industry fluctuations, foreign imports and environmental concerns. Growth in the service and trade sectors, however, has helped diversify the Commonwealth's economy and reduce its unemployment rate below the national average. Changes in local economic conditions or local governmental policies within the Commonwealth, which can vary substantially by region, could also have a significant impact on the performance of municipal obligations held by the Pennsylvania Fund. Also, the Pennsylvania Fund will invest in obligations that are secured by obligors other than the Commonwealth or its political subdivisions (such as hospitals, universities, corporate obligors and corporate credit and liquidity providers) and obligations limited to specific revenue pledges (such as sewer authority bonds). The creditworthiness of these obligors may be wholly or partly independent of the creditworthiness of the Commonwealth or its municipal authorities. The Trustees of the Pennsylvania Fund have the power, however, to eliminate unsafe investments.

  An  expanded   discussion   is  contained  in  the   statement  of  additional
information.

                         KEYSTONE TEXAS TAX FREE FUND

DESCRIPTION OF STATE AND LOCAL TAX TREATMENT

  Texas does not presently impose an income tax on individuals or corporations. Consequently, neither individual nor corporate shareholders will be subject to any Texas state income tax on distributions received from the Texas Fund. Texas does, however, impose a corporate franchise tax on corporations that do business in Texas or are chartered or authorized to do business in Texas. The corporate franchise tax imposed on those corporations is an amount equal to the greater of
(1) 1/4 of 1% of the corporation's "taxable capital" apportioned to Texas, less certain deductions, or (2) 4.5% of the corporation's "taxable earned surplus" apportioned to Texas, less certain deductions and loss carryforwards. The amount of "taxable earned surplus" is based generally on the corporation's "reportable federal taxable income" as computed under the Code. Exempt interest dividends distributed by the Texas Fund are expected to be excluded from reportable federal taxable income by federal law and likewise excluded from the taxable earned surplus component upon which the Texas corporate franchise tax may be imposed. Corporations that do business in Texas or are chartered or authorized to do business in Texas should consult their own tax advisors regarding the full impact of the Texas franchise tax.

  Under present law, the Texas Fund will not be subject to Texas corporate franchise tax.

SPECIAL FACTORS AFFECTING THE TEXAS FUND

  Texas' economy continues to recover from the recession that began in the mid-1980s after a collapse in oil prices, and the State comptroller expects continued growth in the early 1990s. Also, since the mid-1980's, the economy has diversified, with the oil and gas industry diminishing in relative importance while service-producing sectors provide the major sources of job growth.

  Based on information from the Texas Employment Commission, non-farm employment has reached an all-time high of 7.8 million. The unemployment rate for 1994 is estimated at 6.4 percent compared to a national average of 6.1 percent. The Texas State Government ended fiscal year 1994 with a positive cash balance in the General Fund. This was the seventh consecutive year that the Texas State Government had ended a fiscal year with a positive balance.

  On January 30, 1995, the Texas Supreme Court upheld the constitutionality of a comprehensive legislative revision to the system for financing the operation of public schools. The legislative revisions resulted from a series of court decisions commonly referred to as Edgewood v. Kirby, in which Texas courts have declared the Texas school finance system unconstitutional under Texas law. The Supreme Court's ruling suggested that further changes might be needed in Texas' school finance system in the near future to equalize access to funding for capital projects, as well as operations. The Texas Legislature is currently considering legislation which attempts to provide such equalization. The legislative revision and further efforts to equalize school funding may affect the financial condition of the Texas State Government and certain Texas school districts.

  Although it is anticipated that most of the bonds held by the Texas Fund will be revenue obligations or general obligations of local governments or authorities, rather than general obligations of the State of Texas itself, any circumstances that adversely affect the State's credit standing may also affect the market value of these other bonds held by the Texas Fund, either directly or indirectly, as a result of a dependency of local governments and other authorities upon State aid and reimbursement programs.

  An  expanded   discussion   is  contained  in  the   statement  of  additional
information.

                                                                       EXHIBIT B

                             REDUCED SALES CHARGES

  Initial  sales   charges  may  be  reduced  or   eliminated   for  persons  or
organizations purchasing Class A shares of a Fund alone or in combination with Class A shares of other Keystone America Funds.

  For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or Letters of Intent, the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501 (c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

CONCURRENT PURCHASES

  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of Class A shares of two or more of the "Eligible Funds," as defined below. For example, if a Purchaser concurrently invested $75,000 in one of the other "Eligible Funds" and $75,000 in a Fund, the sales charge would be that applicable to a $150,000 purchase, i.e., 3.75% of the offering price, as indicated in the Sales Charge schedule in the prospectus.

RIGHT OF ACCUMULATION

  In calculating the sales charge applicable to current purchases of a Fund's shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Class A shares of the Fund and Class A shares of certain other eligible funds that are still held in (or exchanged for shares of and are still held in) the same or another eligible fund ("Eligible Fund(s)"). The Eligible Funds presently consist of the Keystone America Funds and Keystone Liquid Trust.

  For example, if a Purchaser held shares valued at $99,999 and purchased an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75% of the offering price as indicated in the Sales Charge schedule. KIRC must be notified at the time of purchase that the Purchaser is entitled to a reduced sales charge, which reduction will be granted subject to confirmation of the Purchaser's holdings. The Right of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT

  A Purchaser may qualify for a reduced sales charge on a purchase of Class A shares of the Fund alone or in combination with purchases of Class A shares of any of the other Eligible Funds by completing the Letter of Intent section of the application. By doing so, the Purchaser agrees to invest within a thirteen-month period a specified amount, which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the application, as described in this prospectus. The Letter of Intent does not obligate the Purchaser to purchase, nor a Fund to sell, the amount indicated.

  After the Letter of Intent is received by KIRC, each investment made will be entitled to the sales charge applicable to the level of investment indicated on the application. The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Eligible Funds during the preceding ninety-day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  If total purchases made pursuant to the Letter of Intent are less than the amount specified, the Purchaser will be required to remit an amount equal to the difference between the sales charge paid and the sales charge applicable to purchases actually made. Out of the initial purchase (or subsequent purchases, if necessary), 5% of the dollar amount specified on the application will be held in escrow by KIRC in the form of shares registered in the Purchaser's name. The escrowed shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge paid. All income and capital gains distributions on escrowed shares will be paid to the Purchaser or his order.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen-month period), the Purchaser will be notified and the escrowed shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually attained. If the Purchaser does not within 20 days after written request by the Principal Underwriter or his dealer pay such difference in sales charge, KIRC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by KIRC. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irrevocably constitutes and appoints KIRC his attorney to surrender for redemption any or all escrowed shares with full power of substitution.

  The Purchaser or his dealer must inform the Principal Underwriter or KIRC that a Letter of Intent is in effect each time a purchase is made.

KEYSTONE AMERICA
FUND FAMILY

     *

Capital Preservation and Income Fund
Government Securities Fund
Intermediate Term Bond Fund
Strategic Income Fund
World Bond Fund
Tax Free Income Fund
California Insured Tax Free Fund
Florida Tax Free Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New York Insured Tax Free Fund
Pennsylvania Tax Free Fund
Texas Tax Free Fund
Fund for Total Return
Global Opportunities Fund
Hartwell Emerging Growth Fund, Inc.
Harwell Growth Fund
Omega Fund
Fund of the Americas
Strategic Development Fund

[Logo]KEYSTONE
      INVESTMENTS

Keystone Investment Distributors Company
200 Berkeley Street
Boston, Massachusetts 02116-5034

PLATF-P 695
5.35M
[Recycle logo]

KEYSTONE

[Photo: Palm trees & beach]

FLORIDA
TAX FREE FUND

[logo]

PROSPECTUS AND
APPLICATION

KEYSTONE AMERICA
FUND FAMILY

     *

Capital Preservation and Income Fund
Government Securities Fund
Intermediate Term Bond Fund
Strategic Income Fund
World Bond Fund
Tax Free Income Fund
California Insured Tax Free Fund
Florida Tax Free Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New York Insured Tax Free Fund
Pennsylvania Tax Free Fund
Texas Tax Free Fund
Fund for Total Return
Global Opportunities Fund
Hartwell Emerging Growth Fund, Inc.
Harwell Growth Fund
Omega Fund
Fund of the Americas
Strategic Development Fund

[Logo] KEYSTONE
       INVESTMENTS

Keystone Investment Distributors Company
200 Berkeley Street
Boston, Massachusetts 02116-5034

PATF-P 695
5.35M
[Recycle logo]

KEYSTONE

[Photo: Covered Bridge]

PENNSYLVANIA
TAX FREE FUND

[logo]

PROSPECTUS AND
APPLICATION

KEYSTONE AMERICA
FUND FAMILY

     *

Capital Preservation and Income Fund
Government Securities Fund
Intermediate Term Bond Fund
Strategic Income Fund
World Bond Fund
Tax Free Income Fund
California Insured Tax Free Fund
Florida Tax Free Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New York Insured Tax Free Fund
Pennsylvania Tax Free Fund
Texas Tax Free Fund
Fund for Total Return
Global Opportunities Fund
Hartwell Emerging Growth Fund, Inc.
Harwell Growth Fund
Omega Fund
Fund of the Americas
Strategic Development Fund

[Logo] KEYSTONE
       INVESTMENTS

Keystone Investment Distributors Company
200 Berkeley Street
Boston, Massachusetts 02116-5034

TXTF-P 695
5.35M
[Recycle logo]

KEYSTONE

[Photo: Lone Star State Flag]

TEXAS
TAX FREE FUND

[logo]

PROSPECTUS AND
APPLICATION

KEYSTONE AMERICA
FUND FAMILY

     *

Capital Preservation and Income Fund
Government Securities Fund
Intermediate Term Bond Fund
Strategic Income Fund
World Bond Fund
Tax Free Income Fund
California Insured Tax Free Fund
Florida Tax Free Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New York Insured Tax Free Fund
Pennsylvania Tax Free Fund
Texas Tax Free Fund
Fund for Total Return
Global Opportunities Fund
Hartwell Emerging Growth Fund, Inc.
Harwell Growth Fund
Omega Fund
Fund of the Americas
Strategic Development Fund

[Logo] KEYSTONE
       INVESTMENTS

Keystone Investment Distributors Company
200 Berkeley Street
Boston, Massachusetts 02116-5034

MATF-P 695
5.35M
[Recycle logo]

KEYSTONE

[Photo: View of Boston]

MASSACHUSETTS
TAX FREE FUND

[logo]

PROSPECTUS AND
APPLICATION

KEYSTONE AMERICA
FUND FAMILY

     *

Capital Preservation and Income Fund
Government Securities Fund
Intermediate Term Bond Fund
Strategic Income Fund
World Bond Fund
Tax Free Income Fund
California Insured Tax Free Fund
Florida Tax Free Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New York Insured Tax Free Fund
Pennsylvania Tax Free Fund
Texas Tax Free Fund
Fund for Total Return
Global Opportunities Fund
Hartwell Emerging Growth Fund, Inc.
Harwell Growth Fund
Omega Fund
Fund of the Americas
Strategic Development Fund

[Logo] KEYSTONE
       INVESTMENTS

Keystone Investment Distributors Company
200 Berkeley Street
Boston, Massachusetts 02116-5034

NYTF-P 695
5.35M
[Recycle logo]

KEYSTONE

[Photo: Statue of Liberty]

NEW YORK INSURED
TAX FREE FUND

[logo]

PROSPECTUS AND
APPLICATION